Putnam
High Yield
Advantage
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-00

[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]


Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years in which Putnam has experienced tremendous growth and transformed itself from a respected U.S. investment management firm to a financial institution with a global presence.

As the organization makes its way into the new century, we are certain that the changes that lie ahead will be even more breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We embark upon this new era of Putnam's rich heritage with confidence and we look forward to the opportunity of continuing to help you meet your financial objectives for many years to come.

Respectfully yours,

/S/ JOHN A. HILL            /S/ GEORGE PUTNAM, III

John A. Hill                George Putnam, III
Chairman of the Trustees    President of the Funds
July 19, 2000


REPORT FROM THE FUND MANAGER

Rosemary H. Thomsen
and the Credit Team

The performance of any mutual fund inevitably reflects market conditions in its investment universe, and for the six months ended May 31, 2000, the high-yield market was generally weak. High-yield bonds benefited in the final months of 1999 from a rally in the technology and telecommunications sectors. However, since the beginning of this year, the spread between high-yield bonds and Treasury bonds has widened from 5.39% to a historically wide level of 6.78%, and the bond market as a whole has experienced declining prices. Thus, while Putnam High Yield Advantage Fund has delivered strong competitive performance, its results in absolute terms are disappointing.

Total return for 6 months ended 5/31/00

              Class A           Class B           Class M
            NAV      POP      NAV     CDSC      NAV      POP
------------------------------------------------------------
          -0.64%   -5.30%   -0.88%   -5.60%   -0.75%   -3.99%
------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* FUND OUTPERFORMED IN DIFFICULT MARKET

Reasons for the bond market's weakness include the sharp increases in short-term interest rates by the Federal Reserve Board, which has aggressively used monetary policy to try to slow the U.S. economy. This has caused an inversion of the yield curve, which occurs when short-term interest rates are higher than long-term rates. Investors have reacted by either putting money into safer, higher-yielding short-term bonds or sitting on the sidelines waiting for the dust to settle in the stock market. There has also been an increase in defaults among high-yield issuers. As a result of these factors, the performance of high-yield bonds this year has lagged that of higher-quality corporate and government bonds.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Telecommunications         14.5%

Broadcasting                6.7%

Telephone                   6.2%

Cable TV                    4.7%

Gaming and Lottery          3.6%

Footnote reads:
*Based on net assets as of 5/31/00. Holdings will vary over time.


Your fund performed well in comparison with its peers during the semiannual period and has had even stronger competitive performance year to date. From December 31, 1999, through June 30, 2000, the fund's class
A shares at net asset value ranked in the 40th percentile in the Lipper High Current Yield Funds category, ranking 148 out of 373 funds.1 This solid peergroup ranking can be attributed to an overweight position in the telecommunications sector, which generally performed well, despite being hurt (along with the technology sector) in April and May of this year. Also important is careful security selection. Putnam's team of analysts are dedicated to scrutinizing every holding that is acquired and monitoring holdings on an ongoing basis. This research capability enabled us to select bonds of companies that had solid fundamental characteristics, which in turn helped us avoid the high-yield bonds that underperformed during the period.

Telecommunications has been the top-performing sector in the high-yield bond market for several years, and the overweight position here was a plus for the fund's performance. An increase in merger and acquisition activity resulted in sharp price appreciation for several fund holdings, including IPC Communications, which was bought by Global Crossing, and Verio, which was acquired by NTT. In addition, a number of telecommunications companies went public during the period, including portfolio holding Carrier 1. Stock offerings tend to boost the value of a company's high-yield bonds because they add more equity and cash to its balance sheet and thus improve its credit profile. While these holdings and others discussed in this report were viewed favorably at the end of the fiscal period, all holdings are subject to review and adjustment in accordance with the fund's investment strategy and may well vary in the future.

1Lipper is an industry research firm whose rankings are based on total return performance, vary over time, and do not reflect the effects of sales charges. The fund's class A shares ranked 182 out of 351, 97 out of 122 and 22 out of 53 for 1-, 5-, and 10-year performance, respectively, as of 5/31/00. Performance of other share classes will vary. Past performance is not indicative of future results.


"According to Bear Stearns, the average high-yield bond in its master index returns 13.2%. With the Nasdaq's 6% decline this year, it seems those yields are finally beginning to look like bargains to investors."

-- Financial Times, June 16, 2000


* STRATEGIES EMPLOYED IN DIFFICULT ENVIRONMENT

To meet the challenge of managing a portfolio of high-yield bonds in a rising interest-rate environment, we increased the fund's exposure to floating-rate commercial bank loans. Floating-rate securities provide a good defense against rising interest rates because their rates are reset as market interest rates rise. As a result, their price typically does not decline in a rising-rate environment.

In the first part of this year, we sold some of the fund's holdings after their prices had risen, thus locking in attractive gains before the market declined. When the high-yield market corrected in March and April, we diversified the portfolio by increasing the fund's exposure to bonds in value-oriented cyclical sectors, including the steel, paper, and chemicals industries. We acquired many of these holdings at attractive prices, and when the market corrected in April and May, these cyclical holdings performed well.

* FUND CONTINUES TO DIVERSIFY

The fund's telecommunications holdings experienced declines in April and May along with the rest of the technology sector. We still believe strongly in the long-term potential of this sector and expect to maintain an overweight position for as long as our industry outlook remains positive. While the value of the fund's holdings declined in April and May, we took profits in some holdings before the market corrected, which helped boost the fund's performance relative to its peers. Also the gains in the fund's telecommunications holdings that occurred prior to April outweighed the declines of the final two months.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Midland Funding II Corp.
Deb. Ser. A, 11 3/4s, 2005
Power producers

WinStar Communications, Inc.
144A 14.25% cum. pfd.
Telecommunications

Millicom International Cellular S.A.
Sr. disc. notes stepped-coupon zero %
(13 1/2s, 6/1/01), 2006 (Luxembourg)
Telecommunications

CSC Holdings, Inc.
Ser. M, $11.125 cum. pfd.
Cable television

Dobson Communications Corp.
144A 12.25% pfd.
Cellular communications

Nextel Communications, Inc.
Sr. disc. notes stepped-coupon zero %
(12 1/8s, 4/15/03), 2008
Telecommunications

Allied Waste Industries, Inc.
Company guaranty Ser. B, 10s, 2009
Waste management

Paxson Communications Corp.
$13.25 cum. pfd.
Broadcasting

Advanta Corp.
Company guaranty Ser. B, 8.99s, 2026
Financial

Intermedia Communication
Ser. B, 13.50% pfd.
Telecommunications

Footnote reads:
These holdings represent 7.9% of the fund's net assets as of 5/31/00. Portfolio holdings will vary over time.


Two new holdings acquired during the fiscal period illustrate our efforts to keep the portfolio diversified. The first, Jostens, makes school rings and yearbooks for high school graduates. This is a stable business, providing a steady level of cash flow -- a positive for a high-yield bond. Since the market environment was difficult, we were able to structure an attractive deal for the fund. The second example is Huntsman Packaging, which manufactures plastic food wrapping for industrial use, also a stable business providing reliable cash flow. Huntsman was also acquired at an attractive price with a yield of 13%.

* HIGH-YIELD OUTLOOK BECOMING MORE POSITIVE

While this has been a difficult market for high-yield bonds, we believe that the Fed is nearing the end of its tightening cycle since the U.S. economy appears to be showing signs of slowing. Should the Fed stop tightening interest rates by mid summer, which we believe is a strong possibility, the outlook for high-yield bonds, which are currently trading at extremely low valuations and are yielding 13% on average, would improve. In addition, corporate earnings and merger and acquisition activity have remained strong. Barring any significant economic disruptions, we believe that high-yield bonds have the potential to post solid returns from this point through the end of the calendar year.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/00, there is no guarantee the fund will continue to hold these securities in the future.

The lower credit ratings of high-yield bonds reflect a greater possibility that adverse changes in the economy or poor performance by the issuers of these bonds may affect the issuer's ability to pay principal and interest.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam High Yield Advantage Fund is designed for investors seeking high current income, with capital growth as a secondary objective.

TOTAL RETURN FOR PERIODS ENDED 5/31/00

                           Class A         Class B         Class M
(inception dates)         (3/25/86)       (5/16/94)       (12/1/94)
                          NAV     POP     NAV    CDSC     NAV     POP
---------------------------------------------------------------------
6 months                -0.64%  -5.30%  -0.88%  -5.60%  -0.75%  -3.99%
---------------------------------------------------------------------
1 year                  -1.52   -6.20   -2.17   -6.60   -1.75   -5.00
---------------------------------------------------------------------
5 years                 27.24   21.19   22.62   21.07   25.62   21.49
Annual average           4.94    3.92    4.16    3.90    4.67    3.97
---------------------------------------------------------------------
10 years               159.54  147.35  138.67  138.67  153.10  144.86
Annual average          10.01    9.48    9.09    9.09    9.73    9.37
---------------------------------------------------------------------
Life of fund           209.60  194.85  173.24  173.24  195.84  186.15
Annual average           8.30    7.92    7.35    7.35    7.95    7.70
---------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/00

                       Lehman Brothers   First Boston
                        Corporate Bond    High Yield       Consumer
                             Index           Index        price index
---------------------------------------------------------------------
6 months                     -0.36%          -1.84%          1.72%
---------------------------------------------------------------------
1 year                       -0.03           -2.53           3.07
---------------------------------------------------------------------
5 years                      31.62           36.07          12.55
Annual average                5.65            6.35           2.39
---------------------------------------------------------------------
10 years                    117.85          177.20          32.59
Annual average                8.10           10.73           2.86
---------------------------------------------------------------------
Life of fund                203.76          257.54          57.44
Annual average                8.16            9.41           3.26
---------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 5/31/00

                                Class A      Class B      Class M
---------------------------------------------------------------------------
Distributions (number)             6            6            6
---------------------------------------------------------------------------
Income                          $0.4110      $0.3820      $0.4020
---------------------------------------------------------------------------
Capital Gains                      --           --           --
---------------------------------------------------------------------------
  Total                         $0.4110      $0.3820      $0.4020
---------------------------------------------------------------------------

Share value:                  NAV     POP       NAV     NAV     POP
---------------------------------------------------------------------------
11/30/99                     $7.72   $8.10    $7.68    $7.71   $7.97
---------------------------------------------------------------------------
5/31/00                       7.27    7.63     7.24     7.26    7.50
---------------------------------------------------------------------------
Current return (end of period)
---------------------------------------------------------------------------
Current dividend rate1       11.31%  10.77%   10.61%   11.07%  10.72%
---------------------------------------------------------------------------
Current 30-day SEC yield4    11.69   11.13    10.90    11.33   11.05
---------------------------------------------------------------------------

1 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2 Based on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 6/30/00

                            Class A         Class B         Class M
(inception dates)          (3/25/86)       (5/16/94)       (12/1/94)
                          NAV     POP     NAV    CDSC     NAV     POP
---------------------------------------------------------------------
6 months                -0.93%  -5.65%  -1.18%  -5.88%  -1.05%  -4.25%
---------------------------------------------------------------------
1 year                  -0.22   -5.00   -0.86   -5.35   -0.45   -3.65
---------------------------------------------------------------------
5 years                 28.26   22.14   23.61   22.05   26.63   22.46
Annual average           5.10    4.08    4.33    4.07    4.83    4.14
---------------------------------------------------------------------
10 years               157.67  145.40  137.16  137.16  151.28  143.16
Annual average           9.93    9.39    9.02    9.02    9.65    9.29
---------------------------------------------------------------------
Life of fund           214.23  199.27  177.18  177.18  200.22  190.38
Annual average           8.35    7.98    7.41    7.41    8.01    7.76
---------------------------------------------------------------------


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


COMPARATIVE BENCHMARKS

The Lehman Brothers Corporate Bond Index* is an index of publicly issued, fixed-rate, non-convertible investment-grade domestic corporate debt securities frequently used as a general measure of the performance of fixed-income securities.

The First Boston High Yield Index* is a market-weighted index including publicly traded bonds having a rating below BBB by Standard & Poor's and Baa by Moody's.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




THE FUND'S PORTFOLIO
May 31, 2000 (Unaudited)


CORPORATE BONDS AND NOTES (79.7%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Advertising and Marketing Services (0.6%)
-------------------------------------------------------------------------------------------------------------------
     $    9,560,000 Aoa Holdings LLC sr. notes 10 3/8s, 2006                                       $      9,177,600
          3,702,150 Interact Operating Co. notes 14s, 2003                                                1,110,645
          2,875,000 Lamar Media Corp. sr. sub. notes 9 1/4s, 2007                                         2,731,250
            230,000 Lamar Media Corp. company guaranty 8 5/8s, 2007                                         212,750
                                                                                                   ----------------
                                                                                                         13,232,245

Aerospace and Defense (1.0%)
-------------------------------------------------------------------------------------------------------------------
          7,510,000 Argo-Tech Corp. company guaranty 8 5/8s, 2007                                         5,257,000
          1,430,000 Argo-Tech Corp. company guaranty Ser. D, 8 5/8s, 2007                                 1,043,900
          2,170,000 BE Aerospace, Inc. sr. sub. notes 9 1/2s, 2008                                        1,855,350
          4,470,000 BE Aerospace, Inc. sr. sub. notes Ser. B, 8s, 2008                                    3,531,300
          1,960,000 Decrane Aircraft Holdings company guaranty Ser. B, 12s, 2008                          1,734,600
          3,280,000 L-3 Communications Corp. sr. sub. notes Ser. B, 10 3/8s, 2007                         3,288,200
          4,600,000 L-3 Communications Corp. company guaranty Ser. B, 8s, 2008                            4,013,500
                                                                                                   ----------------
                                                                                                         20,723,850

Agriculture (0.6%)
-------------------------------------------------------------------------------------------------------------------
         13,081,395 Premium Standard Farms, Inc. sr. sec. notes 11s, 2003 (PIK)                          11,838,662

Airlines (0.9%)
-------------------------------------------------------------------------------------------------------------------
          3,217,331 Air 2 US 144A notes 12.266s, 2020                                                     3,306,740
          6,830,000 Calair LLC 144A company guaranty 8 1/8s, 2008                                         5,566,450
          7,555,000 Canadian Airlines Corp. secd. notes 10s, 2005
                    (In default) (Canada) (NON)                                                           7,706,100
          1,810,000 Continental Airlines, Inc. notes 8s, 2005                                             1,600,999
                                                                                                   ----------------
                                                                                                         18,180,289

Automotive (1.6%)
-------------------------------------------------------------------------------------------------------------------
          8,627,000 Aftermarket Technology Corp. sr. sub. notes 12s, 2004                                 8,691,703
          3,620,000 Dura Operating Corp. company guaranty Ser. B, 9s, 2009                                3,185,600
            860,000 Exide Corp. sr. notes 10s, 2005                                                         756,800
             50,000 Federal Mogul Corp. notes 7 3/4s, 2006                                                   40,911
          8,600,000 Federal Mogul Corp. notes 7 1/2s, 2009                                                6,138,594
          2,000,000 Federal Mogul Corp. notes 7 3/8s, 2006                                                1,557,480
          2,991,427 Federal Mogul Corp. bank term loan FRN 8.61s, 2010                                    2,692,284
          5,910,000 Lear Corp. sub. notes 9 1/2s, 2006                                                    5,692,571
          1,300,000 Oxford Automotive, Inc. company guaranty Ser. D,
                    10 1/8s, 2007                                                                         1,183,000
          8,565,000 Safety Components International, Inc. sr. sub. notes Ser. B,
                    10 1/8s, 2007 (In default) (NON)                                                      1,284,750
          2,060,000 Tenneco, Inc. company guaranty Ser. B, 11 5/8s, 2009                                  1,920,950
                                                                                                   ----------------
                                                                                                         33,144,643

Banking (2.1%)
-------------------------------------------------------------------------------------------------------------------
          1,720,000 Chevy Chase Savings Bank, Inc. sub. deb. 9 1/4s, 2008                                 1,479,200
          2,730,000 Chevy Chase Savings Bank, Inc. sub. deb. 9 1/4s, 2005                                 2,511,600
          3,025,000 Colonial Capital II 144A company guaranty 8.92s, 2027                                 2,740,175
          1,560,000 CSBI Capital Trust I 144A company guaranty, 2027                                      1,669,200
          5,280,000 GS Escrow Corp. sr. notes 7 1/8s, 2005                                                4,707,806
          7,380,000 Hanvit Bank 144A sub. notes 11 3/4s, 2010 (Korea)                                     6,715,800
          2,980,000 Local Financial Corp. sr. notes 11s, 2004                                             2,980,000
            715,000 North Fork Capital Trust I company guaranty 8.7s, 2026                                  663,291
            685,000 Peoples Heritage Capital Trust company guaranty Ser. B,
                    9.06s, 2027                                                                             659,484
          2,950,000 Provident Capital Trust company guaranty 8.6s, 2026                                   2,794,211
          6,470,000 Riggs Capital Trust 144A bonds 8 5/8s, 2026                                           5,148,761
          3,490,000 Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                       3,437,650
          4,655,000 Sovereign Capital Trust company guaranty 9s, 2027                                     3,230,710
          3,270,000 Superior Financial 144A sr. notes 8.65s, 2003                                         3,095,032
          2,815,000 Webster Capital Trust I 144A bonds 9.36s, 2027                                        2,699,782
                                                                                                   ----------------
                                                                                                         44,532,702

Beverage (0.3%)
-------------------------------------------------------------------------------------------------------------------
          7,040,000 Triarc Consumer Products, Inc. company guaranty
                    10 1/4s, 2009                                                                         6,494,400

Broadcasting (5.1%)
-------------------------------------------------------------------------------------------------------------------
          7,630,000 Acme Television sr. disc. notes stepped-coupon zero %
                    (10 7/8s, 9/30/00), 2004 (STP)                                                        7,095,900
          7,830,000 Allbritton Communications Co. sr. sub. deb. Ser. B,
                    9 3/4s, 2007                                                                          7,242,750
            234,062 Australis Media, Ltd. sr. disc. notes stepped-coupon zero %
                    (15 3/4s, 5/15/00), 2003 (In default) (Australia) (STP) (PIK) (NON)                          23
          2,709,586 Australis Media, Ltd. sr. sec. disc. notes zero %, 2000
                    (In default) (Australia) (NON)                                                          406,438
          6,000,000 Benedek Communications bank term loan FRN 9.97s, 2007                                 5,925,000
         10,460,000 Capstar Broadcasting sr. disc. notes stepped-coupon zero %
                    (12 3/4s, 2/1/02), 2009 (STP)                                                         9,387,850
          4,755,000 Capstar Broadcasting sub. deb. 12s, 2009 (PIK)                                        5,444,475
          7,100,000 CD Radio, Inc. sec. notes 14 1/2s, 2009                                               6,461,000
          3,150,000 Central European Media Enterprises, Ltd. sr. notes 9 3/8s,
                    2004 (Bermuda)                                                                          945,000
          7,320,000 Chancellor Media Corp. company guaranty 8s, 2008                                      7,301,700
          4,350,000 Citadel Broadcasting, Inc. company guaranty 9 1/4s, 2008                              4,110,750
          1,537,987 Direct Sat 1 144A notes 8 1/4s, 2001                                                  1,537,987
          9,749,000 Diva Systems Corp. sr. disc. notes Sr. B, stepped-coupon
                    zero % (12 5/8s, 3/1/03), 2008 (STP)                                                  4,971,990
          4,070,000 Echostar DBS Corp. sr. notes 9 3/8s, 2009                                             3,805,450
          1,406,460 Echostar I 144A sr. notes 8 1/4s, 2001                                                1,406,460
            890,000 Fox Family Worldwide, Inc. sr. disc. notes stepped-coupon
                    zero % (10 1/4s, 11/1/02), 2007 (STP)                                                   534,000
          3,914,000 Fox Family Worldwide, Inc. sr. notes 9 1/4s, 2007                                     3,326,900
          1,400,000 Golden Sky DBS, Inc. sr. disc. notes Ser. B, stepped-coupon
                    zero % (13 1/2s, 3/1/04), 2007 (STP)                                                    938,000
          3,945,000 Golden Sky Systems company guaranty Ser. B, 12 3/8s, 2006                             4,329,638
          3,040,000 Granite Broadcasting Corp. sr. sub. notes 8 7/8s, 2008                                2,591,600
          3,675,000 Onepoint Communications, Inc. company guaranty Ser. B,
                    14 1/2s, 2008                                                                         2,388,750
          3,390,000 Pegasus Media & Communications notes Ser. B, 12 1/2s, 2005                            3,525,600
          8,470,000 PHI Holdings, Inc. sr. sub. notes zero %, 2001                                        7,503,573
          2,900,000 Radio One, Inc. company guaranty Ser. B, 12s, 2004                                    3,095,750
          5,880,000 Spanish Broadcasting Systems sr. sub notes 9 5/8s, 2009                               5,659,500
          3,880,000 TV Azteca S.A. de C.V. sr. notes 11s, 2002 (Mexico)                                   3,666,600
          1,950,000 TV Azteca S.A. de C.V. sr. notes 10 1/2s, 2007 (Mexico)                               1,677,000
          1,370,000 TV Azteca S.A. de C.V. sr. notes Ser. A, 10 1/8s,
                    2004 (Mexico)                                                                         1,219,300
                                                                                                   ----------------
                                                                                                        106,498,984

Building Materials (0.9%)
-------------------------------------------------------------------------------------------------------------------
          4,700,000 American Architectural Products Corp. company
                    guaranty 11 3/4s, 2007                                                                1,175,000
          8,015,000 American Standard, Inc. company guaranty 7 3/8s, 2005                                 7,413,875
             10,000 American Standard, Inc. company guaranty 7 1/8s, 2003                                     9,425
          2,220,000 Atrium Companies, Inc. company guaranty Ser. B,
                    10 1/2s, 2009                                                                         1,864,800
          6,310,000 Building Materials Corp. company guaranty 8s, 2008                                    5,237,300
          4,130,000 NCI Building Systems, Inc. sr. sub. notes Ser. B, 9 1/4s, 2009                        3,784,113
                                                                                                   ----------------
                                                                                                         19,484,513

Cable Television (3.9%)
-------------------------------------------------------------------------------------------------------------------
          1,090,000 Adelphia Communications Corp. sr. notes Ser. B,
                    9 7/8s, 2007                                                                          1,030,050
          5,050,000 Adelphia Communications Corp. sr. notes 7 7/8s, 2009                                  4,115,750
          3,442,000 Century Communications Corp. sr. notes 8 7/8s, 2007                                   3,028,960
         10,165,000 Charter Communications Holdings LLC sr. notes
                    8 5/8s, 2009                                                                          8,386,125
          2,700,000 Charter Communications Holdings LLC bank term loan
                    FRN 8.79s, 2008                                                                       2,686,500
          5,000,000 Charter Communications Holdings LLC bank term loan
                    FRN 8.8s, 2008                                                                        4,975,000
          2,810,000 Classic Cable, Inc. 144A sr. sub. notes 10 1/2s, 2010                                 2,536,025
            770,000 Classic Cable, Inc. company guaranty Ser. B, 9 3/8s, 2009                               662,200
          5,750,000 CSC Holdings, Inc. sr. sub. deb. 10 1/2s, 2016                                        5,980,000
          2,010,000 CSC Holdings, Inc. sr. sub. deb. 9 7/8s, 2023                                         1,989,900
             45,000 CSC Holdings, Inc. sr. notes 7 7/8s, 2007                                                41,705
         11,350,000 Knology Holdings, Inc. sr. disc. notes stepped-coupon zero %,
                    (11 7/8s, 10/15/02), 2007 (STP)                                                       7,037,000
          2,810,000 NTL Communications Corp. sr. notes Ser. B, 11 1/2s, 2008                              2,824,050
          4,645,000 NTL, Inc. sr. notes Ser. B, stepped-coupon zero %
                    (9 3/4s, 4/1/03), 2008 (United Kingdom) (STP)                                         2,879,900
          4,920,000 RCN Corp. sr. notes 10 1/8s, 2010                                                     3,936,000
            940,000 Rogers Cablesystems, Ltd. notes 11s, 2015 (Canada)                                    1,024,600
          8,820,000 Supercanal Holdings S.A. 144A sr. notes 11 1/2s, 2005
                    (In default) (Argentina) (NON)                                                        3,704,400
          1,940,000 TeleWest Communications Plc 144A notes 10 7/8s,
                    2005 (Cayman Islands)                                                                 1,959,788
          5,200,000 TeleWest Communications Plc 144A 9 7/8s, 2010
                    (United Kingdom)                                                                      4,992,000
          5,060,000 TeleWest Communications Plc sr. disc. notes zero %,
                    (9 1/4, 4/15/04), 2009 (United Kingdom) (STP)                                         2,985,400
         26,080,000 United Pan-Europe N.V. 144A sr. discount notes
                    stepped-coupon zero % (13.75s, 8/1/05) 2010
                    (Netherlands) (STP)                                                                  11,344,800
          9,590,000 United Pan-Europe N.V. 144A sr. discount notes
                    stepped-coupon zero % (12 1/2s, 8/1/04) 2009
                    (Netherlands) (STP)                                                                   4,459,350
          2,010,000 United Pan-Europe N.V. 144A senior notes 10 7/8s,
                    2009 (Netherlands)                                                                    1,668,300
                                                                                                   ----------------
                                                                                                         84,247,803

Cellular Communications (0.1%)
-------------------------------------------------------------------------------------------------------------------
            933,333 American Cellular Corp. bank term loan FRN 9.31s, 2008                                  931,000
          1,066,667 American Cellular Corp. bank term loan FRN 9.56s,2008                                 1,064,000
          1,000,000 Western Wireless Corp. bank term loan FRN 9.50s, 2008                                 1,002,500
                                                                                                   ----------------
                                                                                                          2,997,500

Chemicals (3.3%)
-------------------------------------------------------------------------------------------------------------------
          5,645,000 Geo Specialty Chemicals, Inc. sr. sub. notes 10 1/8s, 2008                            4,798,250
          4,850,000 Huntsman Corp. 144A sr. sub. notes FRN 9.188s, 2007                                   4,413,500
         10,830,000 Huntsman ICI Chemicals, Inc. company guaranty
                    10 1/8s, 2009                                                                        10,721,700
          5,650,000 Lyondell Petrochemical Co. sr. sub. notes 10 7/8s, 2009                               5,452,250
         13,415,000 Lyondell Petrochemical Co. sec. notes Ser. B, 9 7/8s, 2007                           12,945,475
          7,550,000 PCI Chemicals & Pharmaceuticals company guaranty 9 1/4s,
                    2007 (India)                                                                          5,285,000
          4,115,000 Pioneer Americas Acquisition 144A sr. notes 9 1/4s, 2007                              3,003,950
            461,691 Pioneer Americas Acquisition bank term loan FRN 10.75s ,2006                            378,587
          3,879,518 Pioneer Canada bank term loan FRN 10.625s, 2006                                       3,220,000
          1,370,000 Polymer Group, Inc. company guaranty Ser. B, 8 3/4s, 2008                             1,078,875
         12,561,386 Polytama International notes 11 1/4s, 2007 (Indonesia)                                1,004,911
          5,100,000 Royster-Clark, Inc. 1st mtge. 10 1/4s, 2009                                           4,156,500
          4,740,000 Sterling Chemicals Holdings sr. disc. notes stepped-
                    coupon zero % (13 1/2s, 8/15/01), 2008 (STP)                                          2,180,400
          2,440,000 Sterling Chemicals, Inc. company guaranty Ser. B,
                    12 3/8s, 2006                                                                         2,501,000
          3,160,000 Sterling Chemicals, Inc. sr. sub. notes 11 3/4s, 2006                                 2,591,200
            750,000 Sterling Chemicals, Inc. sr. sub. notes Ser. A, 11 1/4s, 2007                           592,500
          6,320,000 Trikem S.A. 144A bonds 10 5/8s, 2007 (Brazil)                                         4,424,000
                                                                                                   ----------------
                                                                                                         68,748,098

Coal (0.1%)
-------------------------------------------------------------------------------------------------------------------
          7,160,000 Lodestar Holdings, Inc. company guaranty 11 1/2s, 2005                                1,217,200

Commercial and Consumer Services (0.7%)
-------------------------------------------------------------------------------------------------------------------
          6,640,000 Coinmach Corp. sr. notes Ser. D, 11 3/4s, 2005                                        6,308,000
         10,830,000 GS Superhighway Holdings sr. notes 10 1/4s, 2007 (China)                              7,751,694
                                                                                                   ----------------
                                                                                                         14,059,694

Computers (0.3%)
-------------------------------------------------------------------------------------------------------------------
          4,885,000 Unisys Corp. sr. notes 11 3/4s, 2004                                                  5,226,950

Conglomerates (0.2%)
-------------------------------------------------------------------------------------------------------------------
          7,160,000 Insilco Holding Co. sr. disc. notes stepped-coupon zero %
                    (14s, 8/15/03), 2008 (STP)                                                            3,436,800

Construction (0.5%)
-------------------------------------------------------------------------------------------------------------------
         10,810,000 Better Minerals & Aggregates Co. company
                    guaranty 13s, 2009                                                                   10,647,850

Consumer (0.6%)
-------------------------------------------------------------------------------------------------------------------
          4,245,000 Home Interiors & Gifts, Inc. company guaranty
                    10 1/8s, 2008                                                                         2,674,350
         11,805,000 Samsonite Corp. sr. sub. notes 10 3/4s, 2008                                          9,798,150
                                                                                                   ----------------
                                                                                                         12,472,500

Consumer Finance (0.2%)
-------------------------------------------------------------------------------------------------------------------
          3,080,000 Contifinancial Corp. sr. notes 8 3/8s, 2003 (In default) (NON)                          300,300
          4,770,000 Contifinancial Corp. sr. notes 8 1/8s, 2008 (In default) (NON)                          465,075
          3,450,000 Contifinancial Corp. sr. notes 7 1/2s, 2002 (In default) (NON)                          345,000
          2,980,000 Outsourcing Solutions, Inc. sr. sub. notes Ser. B, 11s, 2006                          2,592,600
                                                                                                   ----------------
                                                                                                          3,702,975

Consumer Goods (1.4%)
-------------------------------------------------------------------------------------------------------------------
          3,540,000 Decora Industries, Inc. sr. sec. notes Ser. B, 11s, 2005                              1,416,000
          4,220,000 French Fragrances, Inc. company guaranty Ser. D,
                    10 3/8s, 2007                                                                         4,051,200
          6,395,000 Leiner Health Products sr. sub. notes 9 5/8s, 2007                                    4,764,275
         11,400,000 NBTY, Inc. 144A sr. sub. notes 8 5/8s, 2007                                           9,861,000
          3,000,000 Revlon Consumer Products sr. notes 9s, 2006                                           2,100,000
          5,657,000 Revlon Consumer Products sr. sub. notes 8 5/8s, 2008                                  2,885,070
          5,990,000 Revlon Consumer Products sr. notes 8 1/8s, 2006                                       4,133,100
                                                                                                   ----------------
                                                                                                         29,210,645

Consumer Services (0.3%)
-------------------------------------------------------------------------------------------------------------------
          5,689,000 Pierce Leahy Corp. sr. sub. notes 11 1/8s, 2006                                       5,859,670

Consumer Staples (--%)
-------------------------------------------------------------------------------------------------------------------
          1,570,000 Doskcil Manufacturing Co 144A sr. sub. notes 10 1/8s, 2007                              549,500

Containers (1.7%)
-------------------------------------------------------------------------------------------------------------------
         11,200,000 AEP Industries, Inc. sr. sub. notes 9 7/8s, 2007                                      9,184,000
          3,000,000 Consumers International 144A sr. notes 10 1/4s, 2005                                  1,710,000
          2,000,000 Huntsman Packaging Corp. bank term loan FRN 9.72s, 2008                               2,000,000
          6,555,000 Huntsman Packaging Corp. company guaranty 9 1/8s, 2007                                7,081,170
          1,405,558 Jefferson Smurfit Corp. bank term loan FRN 9.875s, 2006                               1,405,558
          1,620,000 Owens-Illinois, Inc. deb. 7.8s, 2018                                                  1,427,544
          6,440,000 Owens-Illinois, Inc. sr. notes 7.35s, 2008                                            5,746,348
          5,780,000 Owens-Illinois, Inc. sr. notes 7.15s, 2005                                            5,279,279
            845,000 Radnor Holdings, Inc. sr. notes 10s, 2003                                               733,038
                                                                                                   ----------------
                                                                                                         34,566,937

Distribution (0.5%)
-------------------------------------------------------------------------------------------------------------------
          7,290,000 RAB Enterprises, Inc. company guaranty 10 1/2s, 2005                                  4,811,400
         10,250,000 RAB Holdings, Inc. sr. notes 13s, 2008                                                5,125,000
                                                                                                   ----------------
                                                                                                          9,936,400

Electric Utilities (1.3%)
-------------------------------------------------------------------------------------------------------------------
          5,045,000 AES China Generating Co. sr. notes 10 1/8s, 2006 (China)                              3,178,350
            570,000 CMS Energy Corp. sr. notes 7 1/2s, 2009                                                 492,338
          9,460,000 CMS Energy Corp. sr. notes Ser. B, 6 3/4s, 2004                                       8,561,300
          3,623,227 Northeast Utilities System notes Ser. A, 8.58s, 2006                                  3,608,517
          2,131,733 Northeast Utilities System notes Ser. B, 8.38s, 2005                                  2,110,267
         14,420,000 Panda Global Energy Co. company guaranty 12 1/2s,
                    2004 (China)                                                                          5,047,000
          3,000,000 TNP Enterprises Inc. bank term loan FRN 9.211s, 2005                                  3,003,750
                                                                                                   ----------------
                                                                                                         26,001,522

Energy (0.9%)
-------------------------------------------------------------------------------------------------------------------
          2,610,000 Leviathan Gas Corp. company guaranty Ser. B, 10 3/8s, 2009                            2,636,100
          1,120,000 Parker Drilling Corp. company guaranty Ser. D, 9 3/4s, 2006                           1,052,800
          3,040,000 R & B Falcon Corp. sr. notes 12 1/4s, 2006                                            3,298,400
         10,700,000 RBF Finance Co. company guaranty 11 3/8s, 2009                                       11,502,500
            400,000 RBF Finance Co. company guaranty 11s, 2006                                              425,000
                                                                                                   ----------------
                                                                                                         18,914,800

Entertainment (1.4%)
-------------------------------------------------------------------------------------------------------------------
          2,044,000 AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2011                                     991,340
          6,435,000 AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                                   3,217,500
          3,100,000 Cinemark USA, Inc. sr. sub. notes Ser. D, 9 5/8s, 2008 (Mexico)                       1,922,000
          1,710,000 Premier Parks, Inc. sr. notes 9 3/4s, 2007                                            1,628,775
          3,500,000 Premier Parks, Inc. bank term loan FRN 9.37s, 2005                                    3,526,250
          5,000,000 SFX Entertainment, Inc. bank term loan FRN 10.25s, 2006                               4,993,750
          5,220,000 SFX Entertainment, Inc. company guaranty 9 1/8s, 2008                                 5,220,000
          7,320,000 SFX Entertainment, Inc. 144A company guaranty Ser. B,
                    9 1/8s, 2008                                                                          7,356,600
          1,600,000 Silver Cinemas, Inc. sr. sub. notes 10 1/2s, 2005 (In default) (NON)                    160,000
          4,776,000 United Artists Theatre 144A notes FRN 10.415s, 2007
                    (In default) (NON)                                                                       95,520
         10,616,000 United Artists Theatre sr. sub. notes 9 3/4s, 2008
                    (In default) (NON)                                                                      212,320
                                                                                                   ----------------
                                                                                                         29,324,055

Financial (2.9%)
-------------------------------------------------------------------------------------------------------------------
          8,315,000 Aames Financial Corp. sr. notes 9 1/8s, 2003                                          3,991,200
         21,850,000 Advanta Corp. company guaranty Ser. B, 8.99s, 2026                                   13,765,500
          8,150,000 Advanta Corp. med. term notes Ser. B, 7s, 2001                                        7,730,112
            850,000 Advanta Corp. med. term notes Ser. D, 6.98s, 2002                                       797,980
            579,000 AMRESCO, Inc. sr. sub. notes Ser. 97-A, 10s, 2004                                       364,770
          4,500,000 AMRESCO, Inc. sr. sub. notes Ser. 98-A, 9 7/8s, 2005                                  2,475,000
          1,880,000 Conseco Finance Trust III, Inc. bonds 8.796s, 2027                                      714,400
          3,398,000 Conseco Financial Corp. sr. sub. notes 10 1/4s, 2002                                  2,208,700
          7,245,000 Delta Financial Corp. sr. notes 9 1/2s, 2004                                          3,984,750
          1,190,000 Finova Capital Corp. sr. notes 7 5/8s, 2009                                             971,849
          1,160,000 Finova Capital Corp. sr. notes 6 3/4s, 2009                                             845,396
            500,000 Finova Capital Corp. notes 6 1/8s, 2004                                                 404,665
          4,565,000 Imperial Credit Capital Trust I 144A company
                    guaranty 10 1/4s, 2002                                                                3,697,650
          2,640,000 Imperial Credit Industries, Inc. sr. notes 9 7/8s, 2007                               1,920,600
          2,320,000 Nationwide Credit, Inc. sr. notes Ser. A, 10 1/4s, 2008                               1,577,600
          1,780,000 Ocwen Capital Trust I company guaranty 10 7/8s, 2027                                    943,400
          2,870,000 Ocwen Federal Bank FSB sub. deb. 12s, 2005                                            2,697,800
          2,060,000 Ocwen Financial Corp. notes 11 7/8s, 2003                                             1,884,900
         10,145,000 Resource America, Inc. 144A sr. notes 12s, 2004                                       8,623,250
                                                                                                   ----------------
                                                                                                         59,599,522

Food (0.7%)
-------------------------------------------------------------------------------------------------------------------
          4,280,000 Aurora Foods, Inc. sr. sub. notes Ser. B, 9 7/8s, 2007                                2,182,800
          2,770,000 Aurora Foods, Inc. 144A ser. sub. notes Ser. D, 9 7/8s, 2007                          1,412,700
          2,593,484 Aurora Foods, Inc. bank term loan FRN 9.86s, 2110                                     2,340,619
          4,775,000 Eagle Family Foods company guaranty Ser. B, 8 3/4s, 2008                              3,091,813
          3,440,000 Doane Pet Care Co. sr. sub. notes 9 3/4s, 2007                                        3,182,000
          5,330,000 Vlasic Foods Intl., Inc. sr. sub notes Ser. B, 10 1/4s, 2009                          3,038,100
                                                                                                   ----------------
                                                                                                         15,248,032

Gaming & Lottery (3.6%)
-------------------------------------------------------------------------------------------------------------------
          3,087,016 Ameristar Casinos, Inc. company guaranty Ser. B, 8s, 2004                             2,778,315
          1,690,000 Boyd Gaming Corp. sr. sub. notes 9 1/2s, 2007                                         1,605,500
         16,855,000 Fitzgeralds Gaming Corp. company guaranty Ser. B, 12 1/4s,
                    2004 (In default) (NON)                                                               9,438,800
          9,560,000 Hollywood Casino Corp. company guaranty 11 1/4s, 2007                                 9,703,400
          3,680,000 Hollywood Park, Inc. company guaranty Ser. B, 9 1/4s, 2007                            3,643,200
          3,955,000 Isle of Capri Black Hawk LLC 144A 1st mortgage
                    Ser. B, 13s, 2004                                                                     4,310,950
            756,000 Isle of Capri Black Hawk LLC bank term loan FRN
                    9.494s, 2006                                                                            758,835
            864,000 Isle of Capri Black Hawk LLC bank term loan FRN
                    9.369s, 2006                                                                            867,240
          1,880,000 Isle of Capri Casinos, Inc. company guaranty 8 3/4s, 2009                             1,654,400
          4,310,000 Mohegan Tribal Gaming, Auth. sr. sub. notes 8 3/4s, 2009                              4,008,300
          1,150,000 Mohegan Tribal Gaming, Auth. sr. notes 8 1/8s, 2006                                   1,072,375
            500,000 Park Place Entertainment 144A sr. sub. notes 9 3/8s, 2007                               483,750
            400,000 Park Place Entertainment sr. sub. notes 7 7/8s, 2005                                    366,000
          6,550,000 Peninsula Gaming LLC bank term loan FRN 12 1/4s, 2006                                 6,435,375
          3,150,000 Riviera Black Hawk, Inc. 1st mtge. 13s, 2005                                          3,370,500
          2,960,000 Trump A.C. 1st mtge. 11 1/4s, 2006                                                    2,072,000
          5,000,000 Trump A.C. company guaranty Ser. B, 11 1/4s, 2006                                     3,500,000
          9,495,000 Trump Castle Funding 144A sub. notes 10 1/4s, 2003                                    9,589,950
          2,500,000 Trump Castle Hotel 144A sr. sub. notes 10 1/4s, 2003                                  2,525,000
          6,050,000 Trump Holdings & Funding Corp. sr. notes 15 1/2s, 2005                                3,448,500
          4,500,000 Venetian Casino company guaranty 12 1/4s, 2004                                        4,320,000
                                                                                                   ----------------
                                                                                                         75,952,390

Health Care (2.0%)
-------------------------------------------------------------------------------------------------------------------
          8,435,000 ALARIS Medical Systems, Inc. company guaranty 9 3/4s, 2006                            6,241,900
          1,825,000 Bio-Rad Labs Corp. 144A sr. sub. notes 11 5/8s, 2007                                  1,852,375
          2,040,000 Columbia/HCA Healthcare Corp. deb. 8.36s, 2024                                        1,815,600
          1,100,000 Columbia/HCA Healthcare Corp. notes 7 1/4s, 2008                                        951,500
            960,000 Columbia/HCA Healthcare Corp. notes 7s, 2007                                            816,000
          2,524,400 Columbia/HCA Healthcare Corp. notes 6.91s, 2005                                       2,234,094
          2,760,000 Columbia/HCA Healthcare Corp. med. term notes
                    6.63s, 2045                                                                           2,606,627
            611,435 Dade Behring, Inc. bank term loan FRN 9.25s, 2007                                       608,378
            611,425 Dade Behring, Inc. bank term loan FRN 9s, 2006                                          608,368
          3,825,000 Kinetic Concepts, Inc. company guaranty Ser. B,
                    9 5/8s, 2007                                                                          2,811,375
             70,000 Lifepoint Hospital Holdings company guaranty Ser. B,
                    10 3/4s, 2009                                                                            71,400
          6,240,000 Magellan Health Services, Inc. sr. sub. notes 9s, 2008                                2,308,800
          7,800,000 Mediq, Inc. deb. stepped-coupon zero %
                    (13s, 6/1/03), 2009 (STP)                                                               390,000
          6,080,000 Mediq, Inc. company guaranty 11s, 2008                                                  608,000
          8,450,000 Paracelsus Healthcare sr. sub. notes 10s, 2006
                    (In default) (NON)                                                                    1,690,000
          3,263,000 Tenet Healthcare Corp. sr. notes 8s, 2005                                             3,067,220
          4,410,000 Tenet Healthcare Corp. sr. notes Ser. B, 7 5/8s, 2008                                 3,946,950
          6,590,000 Triad Hospitals Holdings company guaranty Ser. B,
                    11s, 2009                                                                             6,738,275
          2,992,500 Vanguard Health bank term loan Ser. B, FRN 11s, 2001                                  2,992,500
                                                                                                   ----------------
                                                                                                         42,359,362

Homebuilding (0.5%)
-------------------------------------------------------------------------------------------------------------------
          2,320,000 D.R. Horton, Inc. company guaranty 8s, 2009                                           1,948,800
          2,230,000 Del Webb Corp. sr. sub. deb. 9 3/8s, 2009                                             1,781,213
          2,600,000 Lennar Corp. 144A sr. notes 9.95s, 2010                                               2,470,000
          2,810,000 Lennar Corp. sr. notes 7 5/8s, 2009                                                   2,332,300
            520,000 M.D.C. Holdings, Inc. sr. notes 8 3/8s, 2008                                            449,150
          1,570,000 Toll Corp. company guaranty 8 1/8s, 2009                                              1,379,638
            380,000 Webb Corp. sr. sub. deb. 10 1/4s, 2010                                                  316,825
                                                                                                   ----------------
                                                                                                         10,677,926

Household Furniture & Appliances (0.6%)
-------------------------------------------------------------------------------------------------------------------
          7,040,000 Albecca, Inc. company guaranty 10 3/4s, 2008                                          5,561,600
          8,283,143 Sealy Mattress Co. 144A sr. notes 12s, 2008 (PIK)                                     7,620,492
                                                                                                   ----------------
                                                                                                         13,182,092

Industrial (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,170,000 Levi Strauss & Co. 144A notes 7s, 2006                                                  795,600
          1,190,000 Levi Strauss & Co. 144A notes 6.8s, 2003                                                910,350
                                                                                                   ----------------
                                                                                                          1,705,950

Lodging/Tourism (1.3%)
-------------------------------------------------------------------------------------------------------------------
          3,590,000 Epic Resorts LLC company guaranty Ser. B, 13s, 2005                                   1,795,000
          8,665,000 HMH Properties, Inc. sr. notes Ser. C, 8.45s, 2008                                    7,668,525
          7,300,000 Host Marriott L.P. sr. notes Ser. E, 8 3/8s, 2006                                     6,643,000
          5,845,000 ITT Corp. notes 6 3/4s, 2005                                                          5,195,153
          2,000,000 Starwood Hotels and Resorts bank term loan FRN
                    8.8s, 2003                                                                            2,007,500
            930,000 Starwood Hotels & Resorts notes 6 3/4s, 2003                                            863,459
          3,731,250 Strategic Hotel bank term loan FRN 10.358s, 2004                                      3,768,563
                                                                                                   ----------------
                                                                                                         27,941,200

Manufacturing (1.3%)
-------------------------------------------------------------------------------------------------------------------
          8,640,000 Blount, Inc. company guaranty 13s, 2009                                               8,553,600
          5,972,494 Blount, Inc. bank term loan FRN 10.83s, 2006                                          5,994,891
          4,320,000 Burke Industries, Inc. company guaranty 10s, 2007                                     1,771,200
          4,780,000 Flextronics International, Ltd. sr. sub. notes Ser. B,
                    8 3/4s, 2007                                                                          4,493,200
         13,777,912 Grove Investors LLC notes 14 1/2s, 2010 (PIK)                                           551,116
          3,915,000 Motors and Gears, Inc. sr. notes Ser. D, 10 3/4s, 2006                                3,797,550
          1,060,000 Roller Bearing Co. company guaranty Ser. B, 9 5/8s, 2007                                969,900
                                                                                                   ----------------
                                                                                                         26,131,457

Medical Services (0.2%)
-------------------------------------------------------------------------------------------------------------------
          5,510,000 Extendicare Health Services, Inc. company guaranty
                    9.35s, 2007                                                                           2,741,225
          4,005,000 Integrated Health Services, Inc. sr. sub. notes Ser. A,
                    9 1/2s, 2007 (In default) (NON)                                                          80,100
          4,765,000 Integrated Health Services, Inc. sr. sub. notes Ser. A,
                    9 1/4s, 2008 (In default) (NON)                                                          95,300
            980,000 Mariner Post-Acute Network, Inc. sr. sub. notes Ser. B, stepped-coupon zero % (10 1/2s, 11/1/02), 2007
                    (In default) (STP) (NON)                                                                  7,350
         15,360,000 Mariner Post-Acute Network, Inc. sr. sub. notes Ser. B,
                    9 1/2s, 2007 (In default) (NON)                                                         115,200
         15,935,000 Multicare Cos., Inc. sr. sub. notes 9s, 2007                                            816,669
          9,965,000 Sun Healthcare Group, Inc. sr. sub. notes Ser. B, 9 1/2s,
                    2007 (In default) (NON)                                                                 199,300
          1,775,000 Sun Healthcare Group, Inc. 144A sr. sub. notes 9 3/8s,
                    2008 (In default) (NON)                                                                  35,500
                                                                                                   ----------------
                                                                                                          4,090,644

Medical Technology (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,690,000 Hanger Orthopedic Group, Inc. sr. sub. notes 11 1/4s, 2009                            1,461,850

Metals (1.9%)
-------------------------------------------------------------------------------------------------------------------
          1,260,000 AK Steel Corp. sr. notes 9 1/8s, 2006                                                 1,187,550
          2,520,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                          2,217,600
         11,723,760 Anker Coal Group, Inc. company guaranty Ser. B,
                    14 1/4s, 2007 (PIK)                                                                   5,275,692
          2,730,000 Armco, Inc. sr. notes 8 7/8s, 2008                                                    2,538,900
            330,000 Kaiser Aluminum & Chemical Corp. sr. sub. notes
                    12 3/4s, 2003                                                                           306,900
          3,375,000 Kaiser Aluminum & Chemical Corp. sr. notes 9 7/8s, 2002                               3,231,563
          6,775,000 LTV Corp. company guaranty 11 3/4s, 2009                                              6,029,750
          6,835,000 National Steel Corp. 1st mtge. Ser. D, 9 7/8s, 2009                                   6,424,900
          1,570,000 Oregon Steel Mills 1st mortgage 11s, 2003                                             1,004,800
          6,480,000 WCI Steel, Inc. sr. notes Ser. B, 10s, 2004                                           6,091,200
          2,390,000 Wheeling-Pittsburgh Steel Corp. sr. notes 9 1/4s, 2007                                2,103,200
          3,090,000 WHX Corp. sr. notes 10 1/2s, 2005                                                     2,804,175
                                                                                                   ----------------
                                                                                                         39,216,230

Office Equipment & Supplies (0.2%)
-------------------------------------------------------------------------------------------------------------------
          7,191,000 U.S. Office Products Co. company guaranty 9 3/4s, 2008                                1,006,740
          3,742,986 U.S. Office Products Co. bank term loan FRN 10.21s, 2006                              2,620,091
                                                                                                   ----------------
                                                                                                          3,626,831

Oil & Gas (1.9%)
-------------------------------------------------------------------------------------------------------------------
          2,280,000 Belco Oil & Gas Corp. company guaranty Ser. B,
                    10 1/2s, 2006                                                                         2,319,900
          4,460,000 Belco Oil & Gas Corp. sr. sub. notes Ser. B, 8 7/8s, 2007                             4,136,650
            167,000 Benton Oil & Gas Co. sr. notes 11 5/8s, 2003                                            105,210
            135,000 Benton Oil & Gas Co. sr. notes 9 3/8s, 2007                                              79,988
          2,020,000 Giant Industries Corp. company guaranty 9s, 2007                                      1,800,325
          3,620,000 HS Resources, Inc. company guaranty 9 1/4s, 2006                                      3,484,250
          1,050,000 Nuevo Energy Co. sr. sub. notes Ser. B, 9 1/2s, 2008                                  1,013,575
          2,090,000 Ocean Energy, Inc. company guaranty Ser. B, 8 7/8s, 2007                              2,016,850
          6,355,000 Ocean Energy, Inc. company guaranty Ser. B, 8 3/8s, 2008                              5,973,700
          2,130,000 Pioneer Natural Resources Co. company guaranty
                    9 5/8s, 2010                                                                          2,180,588
          6,110,000 RAM Energy, Inc. sr. notes 11 1/2s, 2008                                              3,055,000
          1,575,000 Seagull Energy sr. sub notes 8 5/8s, 2005                                             1,512,000
          4,735,000 Seven Seas Petroleum sr. notes Ser. B, 12 1/2s, 2005                                  1,041,700
          4,020,000 Snyder Oil Corp. sr. sub. notes 8 3/4s, 2007                                          3,969,750
            780,000 Stone Energy Corp. company guaranty 8 3/4s, 2007                                        725,400
          5,680,000 Vintage Petroleum sr. sub. notes 9 3/4s, 2009                                         5,680,000
          3,475,000 XCL, Ltd. 144A company guaranty 13 1/2s, 2004
                    (In default) (NON)                                                                      625,500
                                                                                                   ----------------
                                                                                                         39,720,386

Paper & Forest Products (3.2%)
-------------------------------------------------------------------------------------------------------------------
          8,874,026 Alabama River Newsprint bank term loan FRN 8.25s,
                    2002                                                                                  7,542,922
         10,115,000 APP Finance II Mauritius, Ltd. bonds stepped-coupon 12s,
                    (16s, 2/15/04), 2049 (Indonesia) (STP)                                                4,551,750
          2,500,000 APP Global Finance III sec. notes FRN 10.345s, 2002
                    (Cayman Islands)                                                                      1,700,000
          5,009,000 Doman Industries, Ltd. company guaranty 12s,
                    2004 (Canada)                                                                         5,071,613
          2,900,000 Doman Industries, Ltd. 144A sr. notes 8 3/4s, 2004 (Canada)                           2,327,250
          1,735,000 Gaylord Container Corp. sr. sub. notes 9 7/8s, 2008                                   1,283,900
            255,000 Gaylord Container Corp. sr. notes Ser. B, 9 3/8s, 2007                                  206,550
          7,055,000 Indah Kiat Financial Mauritius, Ltd. company guaranty 10s,
                    2007 (Indonesia)                                                                      3,880,250
          2,520,000 Kappa Beheer BV company guaranty 10 5/8s,
                    2009 (Netherlands)                                                                    2,545,200
          6,560,000 Pacifica Papers, Inc. sr. notes 10s, 2009 (Canada)                                    6,494,400
         10,005,000 Pindo Deli Finance Mauritius, Ltd. company guaranty
                    10 3/4s, 2007 (Indonesia)                                                             5,502,750
          4,620,000 Repap New Brunswick, Inc. notes 11 1/2s, 2004                                         4,620,000
          5,155,000 Repap New Brunswick, Inc. sr. notes 10 5/8s, 2005 (Canada)                            4,587,950
          6,310,000 Riverwood International Corp. company guaranty
                    10 7/8s, 2008                                                                         5,805,200
          5,115,000 Riverwood International Corp. company guaranty
                    10 5/8s, 2007                                                                         5,012,700
          1,690,000 Riverwood International Corp. company guaranty
                    10 1/4s, 2006                                                                         1,622,400
          3,810,000 Tembec Industries, Inc. company guaranty 8 5/8s,
                    2009 (Canada)                                                                         3,581,400
                                                                                                   ----------------
                                                                                                         66,336,235

Pharmaceuticals (0.5%)
-------------------------------------------------------------------------------------------------------------------
          6,796,000 ICN Pharmaceuticals, Inc. 144A sr. notes 9 1/4s, 2005                                 6,609,110
          4,820,000 ICN Pharmaceuticals, Inc. 144A sr. notes 8 3/4s, 2008                                 4,434,400
                                                                                                   ----------------
                                                                                                         11,043,510

Photography/Imaging (0.1%)
-------------------------------------------------------------------------------------------------------------------
          5,180,000 Orbital Imaging Corp. sr. notes Ser. D, 11 5/8s, 2005                                 2,590,000

Power Producers (2.3%)
-------------------------------------------------------------------------------------------------------------------
          5,763,000 Calpine Corp. sr. notes 7 7/8s, 2008                                                  5,345,828
          9,600,000 Midland Funding II Corp. deb. Ser. B, 13 1/4s, 2006                                  11,167,296
         20,945,000 Midland Funding II Corp. deb. Ser. A, 11 3/4s, 2005                                  22,466,235
          9,698,000 York Power Funding 144A notes 12s, 2007 (Cayman Islands)                              9,504,040
                                                                                                   ----------------
                                                                                                         48,483,399

Publishing (0.4%)
-------------------------------------------------------------------------------------------------------------------
          2,738,615 Big Flower Holdings bank term loan FRN 9.625s, 2010                                   2,731,768
          3,830,000 Garden State Newspapers sr. sub. notes 8 5/8s, 2011                                   3,293,800
          2,800,000 Ziff Davis bank term loan FRN 10.26s, 2007                                            2,800,000
                                                                                                   ----------------
                                                                                                          8,825,568

Railroads (0.2%)
-------------------------------------------------------------------------------------------------------------------
          6,250,000 TFM S.A. de C.V. company guaranty stepped-coupon
                    zero % (11 3/4s, 6/15/02), 2009 (Mexico) (STP)                                        3,937,500
          1,155,000 TFM S.A. de C.V. company guaranty 10 1/4s, 2007 (Mexico)                                958,650
                                                                                                   ----------------
                                                                                                          4,896,150

Restaurants (0.1%)
-------------------------------------------------------------------------------------------------------------------
          3,920,000 FRD Acquisition Co. sr. notes Ser. B, 12 1/2s, 2004                                   1,842,400

Retail (1.0%)
-------------------------------------------------------------------------------------------------------------------
          4,790,000 Amazon.com, Inc. sr. disc. notes stepped-coupon zero %
                    (10s,05/01/03), 2008 (STP)                                                            2,838,075
          2,157,000 Iron Age Corp. company guaranty 9 7/8s, 2008                                          1,488,330
            170,000 Iron Age Holdings Corp. sr. disc. notes stepped-coupon
                    zero % (12 1/8s, 5/1/03), 2009 (STP)                                                     25,500
          4,175,000 Grupo Elektra SA 144A notes 12s, 2008 (Mexico)                                        3,548,750
          2,000,000 K mart Corp. med. term notes 9s, 2020                                                 1,854,700
            400,000 K mart Corp. med. term notes 8.19s, 2003                                                385,140
            300,000 K mart Corp. med. term notes 7.2s, 2000                                                 299,697
          4,465,000 Mothers Work, Inc. sr. notes 12 5/8s, 2005                                            4,063,150
          4,780,000 Saks, Inc. company guaranty 8 1/4s, 2008                                              3,943,787
          2,500,000 Southland Corp. deb. Ser. A, 4 1/2s, 2004                                             2,068,750
                                                                                                   ----------------
                                                                                                         20,515,879

Semiconductor (0.8%)
-------------------------------------------------------------------------------------------------------------------
          5,010,000 Amkor Technology, Inc. sr. notes 9 1/4s, 2006                                         4,784,550
          1,280,000 Chippac Intl., Ltd. 144A company guaranty 12 3/4s, 2009                               1,344,000
         12,000,000 Micron Technology, Inc. notes 6 1/2s, 2005                                            9,720,000
                                                                                                   ----------------
                                                                                                         15,848,550

Shipping (0.2%)
-------------------------------------------------------------------------------------------------------------------
          3,280,000 Kitty Hawk, Inc. company guaranty 9.95s, 2004 (In default) (NON)                        918,400
          6,000,000 Pegasus Shipping 144A company guaranty 11 7/8s,
                    2004 (In default) (NON)                                                               2,280,000
                                                                                                   ----------------
                                                                                                          3,198,400

Software (--%)
-------------------------------------------------------------------------------------------------------------------
          4,950,000 Telehub Communications Corp. company guaranty
                    stepped-coupon zero % (13 7/8s, 7/31/02), 2005 (STP)                                    247,500

Specialty Printing (0.2%)
-------------------------------------------------------------------------------------------------------------------
          3,752,666 Von Hoffman Press, Inc. 144A sr. sub. notes 13 1/2s, 2009                             3,377,399

Technology (0.6%)
-------------------------------------------------------------------------------------------------------------------
          6,100,000 Fairchild Semiconductor Corp. sr. sub. notes 10 1/8s, 2007                            6,008,500
          7,495,000 Viasystems, Inc. sr. notes Ser. B, 9 3/4s, 2007                                       6,370,750
            280,000 Viasystems, Inc. sr. sub notes 9 3/4s, 2007                                             238,000
            780,000 Zilog, Inc. company guaranty Ser. B, 9 1/2s, 2005                                       686,400
                                                                                                   ----------------
                                                                                                         13,303,650

Technology Services (1.2%)
-------------------------------------------------------------------------------------------------------------------
          3,205,000 Concentric Network Corp. sr. notes 12 3/4s, 2007                                      3,357,238
          8,205,000 Covad Communications Group, Inc. sr. disc. notes Ser. B,
                    stepped-coupon zero % (13 1/2s, 03/15/03), 2008 (STP)                                 5,005,050
            295,000 Covad Communications Group, Inc. sr. notes 12 1/2s, 2009                                277,300
          1,780,000 Covad Communications Group, Inc. 144A sr. notes 12s, 2010                             1,642,050
          4,780,000 Cybernet Internet Services Intl., Inc. 144A sr. notes 14s, 2009                       3,346,000
          2,340,000 Exodus Communications, Inc. sr. notes 10 3/4s, 2009                                   2,316,600
          2,845,000 Globix Corp. sr. notes 12 1/2s, 2010                                                  2,389,800
            930,000 PSINet, Inc. sr. notes 11s, 2009                                                        841,650
          2,200,000 Rhythms Netconnections, Inc. 144A sr. notes 14s, 2010                                 1,804,000
          3,690,000 Verio, Inc. sr. notes 11 1/4s, 2008                                                   4,105,125
                                                                                                   ----------------
                                                                                                         25,084,813

Telecommunications (12.4%)
-------------------------------------------------------------------------------------------------------------------
          8,440,000 360Networks, Inc. 144A sr. notes 13s, 2008 (Canada)                                   8,334,500
          4,470,000 Alaska Communications Systems Corp. company
                    guaranty 9 3/8s, 2009                                                                 4,023,000
            350,000 American Mobile Satellite Corp. company guaranty
                    12 1/4s, 2008                                                                           213,500
         10,855,000 Barak I.T.C. sr. disc. notes Ser. B, stepped-coupon zero %
                    (12 1/2s, 11/15/02), 2007 (Israel) (STP)                                              5,427,500
          7,660,000 Bestel S.A. de C.V. sr. disc. notes stepped-coupon zero %
                    (12 3/4s, 5/15/03), 2005 (Mexico) (STP)                                               5,515,200
          1,000,000 Call-Net Enterprises, Inc. sr. notes 9 3/8s, 2009                                       600,000
          3,225,000 Call-Net Enterprises, Inc. sr. notes 8s, 2008 (Canada)                                1,773,750
          7,530,000 Carrier1 Intl. S.A. sr. notes Ser. B, 13 1/4s, 2009
                    (Luxembourg)                                                                          7,341,750
         10,635,000 Celcaribe S.A. sr. notes stepped-coupon zero %
                    (13 1/2s, 3/15/04), 2004 (Colombia) (STP)                                             8,508,000
         23,174,000 CellNet Data Systems, Inc. sr. disc. notes stepped-coupon
                    zero % (14s, 10/1/02), 2007 (STP)                                                     1,853,920
            390,000 Clearnet Communications, Inc. sr. disc. notes stepped-
                    coupon zero % (14 3/4s, 12/15/00), 2005 (STP)                                           397,800
          2,310,000 Crown Castle International bank term loan FRN
                    9.46s 2008                                                                            2,315,775
          2,580,000 Econophone, Inc. company guaranty 13 1/2s, 2007                                       2,296,200
          5,000,000 Esprit Teleom Group Plc sr. notes 11 1/2s, 2007
                    (United Kingdom)                                                                      4,200,000
          5,630,000 Flag, Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda)                                      4,841,800
          8,530,000 Global Crossing Holdings, Ltd. company guaranty
                    9 1/2s, 2009 (Bermuda)                                                                8,028,863
          5,960,000 Global Crossing Holdings, Ltd. company guaranty
                    9 1/8s, 2006 (Bermuda)                                                                5,602,400
          6,065,000 Innova S De R.L. sr. notes 12 7/8s, 2007 (Mexico)                                     5,458,500
          7,270,000 Intira Corp. bonds 13s, 2010                                                          3,889,450
         14,500,000 IPC Information Systems, Inc. sr. disc. notes zero %
                    (10 7/8s), 2008 (STP)                                                                12,832,500
          4,000,000 Level 3 Communication, Inc. 144A sr. notes 11 1/4s, 2010                              3,740,000
            350,000 Level 3 Communication, Inc. 144A sr. notes 11s, 2008                                    333,375
          4,050,000 Level 3 Communications Corp. sr. notes 9 1/8s, 2008                                   3,483,000
          2,240,000 Loral Space & Communication, Ltd. sr. notes 9 1/2s, 2006                              1,663,200
          7,560,000 McCaw International, Ltd sr. disc. notes stepped coupon zero %
                    (13s, 4/15/02), 2007 (STP)                                                            5,292,000
          4,590,000 Metromedia Fiber Network, Inc. sr. notes 10s, 2009                                    4,371,975
          4,360,000 Metromedia Fiber Network, Inc. sr. notes Ser. B, 10s, 2008                            4,152,900
         22,160,000 Millicom International Cellular S.A. sr. disc. notes stepped-coupon zero % (13 1/2s, 6/1/01), 2006
                    (Luxembourg) (STP)                                                                   18,836,000
          4,165,000 Neuvo Grupo Iusacell S.A. 144A sr. notes 14 1/4s,
                    2006 (Mexico)                                                                         4,165,000
         23,140,000 Nextel Communications, Inc. sr. disc. notes stepped-coupon
                    zero % (12 1/8s, 4/15/03), 2008 (STP)                                                14,346,800
          6,420,000 Nextel Communications, Inc. sr. notes 12s, 2008                                       6,741,000
         11,020,000 Nextel Communications, Inc. sr. notes 9 3/8s, 2009                                   10,413,900
          3,390,000 Nextel Partners, Inc. 144A sr. notes 11s, 2010                                        3,245,925
          4,075,000 NorthEast Optic Network, Inc. sr. notes 12 3/4s, 2008                                 3,912,000
         11,300,000 NorthPoint Communications Group, Inc. 144A notes
                    12 7/8s, 2010                                                                         9,718,000
          2,780,000 Pagemart Wireless, Inc. sr. disc. notes stepped-coupon zero %
                    (11 1/4s, 2/1/03), 2008 (STP)                                                         1,251,000
          7,390,000 Paging Network Do Brasil sr. notes 13 1/2s, 2005 (Brazil)                               295,600
          1,650,000 Paging Network, Inc. 144A sr. sub. notes 10s, 2008
                    (In default) (NON)                                                                      462,000
          7,910,000 Pathnet, Inc. sr. notes 12 1/4s, 2008                                                 4,666,900
            255,000 Price Communications Wireless, Inc. 144A sr. notes
                    9 1/8s, 2006                                                                            257,550
          6,330,000 Primus Telecommunications Group, Inc. sr. notes Ser. B,
                    9 7/8s, 2008                                                                          4,747,500
          7,480,000 Rogers Cantel, Inc. sr. sub. notes 8.8s, 2007 (Canada)                                7,255,600
          5,057,000 RSL Communications, Ltd. company guaranty 12 1/4s, 2006                               5,019,073
          1,900,000 RSL Communications, Ltd. 144A company guaranty
                    10 1/2s, 2008                                                                         1,330,000
          6,880,000 RSL Communications, Ltd. company guaranty 9 1/8s, 2008                                4,609,600
          2,500,000 Rural Cellular bank term loan FRN 9.43s, 2009                                         2,493,750
          4,110,000 Satelites Mexicanos S.A. de C.V. 144A sr. notes 10 1/8s,
                    2004 (Mexico)                                                                         2,630,400
          1,380,000 Spectrasite Holdings, Inc. 144A sr. disc. notes stepped-
                    coupon zero % (12 7/8s, 3/15/05), 2010 (STP)                                            703,800
          1,340,000 Spectrasite Holdings, Inc. sr. disc. notes stepped-coupon
                    zero % (11 1/4s, 4/15/04), 2009 (STP)                                                   723,600
            310,000 Spectrasite Holdings, Inc. 144A sr. notes 10 3/4s, 2010                                 306,900
          7,610,000 Startec Global Communications Corp. sr. notes 12s, 2008                               6,354,350
          1,000,000 Steers Gblx 144A notes 9.843s, 2005                                                   1,001,250
         25,040,000 Viatel, Inc. sr. disc. notes stepped-coupon zero %
                    (12 1/2s, 4/15/03), 2008 (STP)                                                       12,770,400
         11,676,000 Viatel, Inc. sr. notes 11 1/2s, 2009                                                  9,224,040
          6,045,000 World Access, Inc. sr. notes Ser. B, 13 1/4s, 2008                                    5,410,275
                                                                                                   ----------------
                                                                                                        259,383,071

Telephone (5.6%)
-------------------------------------------------------------------------------------------------------------------
          6,400,000 Airgate PCS, Inc. sr. sub. notes stepped-coupon zero %
                    (13 1/2s, 10/1/04), 2009 (STP)                                                        3,600,000
          9,680,000 Alamosa PCS Holdings, Inc. company guaranty stepped-
                    coupon zero % (12 7/8s, 2/15/05), 2010 (STP)                                          4,791,600
          5,395,000 Birch Telecommunications, Inc. sr. notes 14s, 2008                                    5,341,050
         12,705,000 BTI Telecom Corp. sr. notes 10 1/2s, 2007                                             9,719,325
         15,820,000 Firstworld Communication Corp. sr. disc. notes stepped-
                    coupon zero % (13, 4/15/03), 2008 (STP)                                               7,158,550
         10,360,000 Focal Communications Corp. sr. disc. notes Ser. B,
                    stepped-coupon zero % (12 1/8s, 02/15/03), 2008 (STP)                                 6,630,400
          3,745,000 Focal Communications Corp. 144A sr. notes 11 7/8s, 2010                               3,595,200
          8,570,000 ICG Communications, Inc. sr. disc. notes stepped-coupon
                    zero % (10s, 02/15/03), 2008 (STP)                                                    4,199,300
            975,000 ICG Holdings, Inc. sr. disc. notes stepped-coupon zero %
                    (13 1/2s, 9/15/00), 2005 (Canada) (STP)                                                 931,125
          7,660,000 ICG Services, Inc. sr. disc. notes stepped-coupon zero %
                    (9 7/8s, 5/1/03), 2008 (STP)                                                          3,676,800
            320,000 Intercel, Inc. sr. disc. notes stepped-coupon zero %
                    (12s, 2/1/01), 2006 (STP)                                                               291,200
         22,665,000 KMC Telecom Holdings, Inc. sr. disc. notes stepped-coupon
                    zero % (12 1/2s, 2/15/03), 2008 (STP)                                                11,105,850
         10,490,000 Logix Communications Enterprises sr. notes 12 1/4s, 2008                              4,196,000
          6,780,000 Madison River Capital 144A sr. notes 13 1/4s, 2010                                    6,169,800
          2,960,000 MGC Communications, Inc. 144A sr. notes 13s, 2010                                     2,782,400
          4,510,000 Microcell Telecommunications sr. disc. notes Ser. B, stepped-coupon zero % (14s, 12/1/01), 2006
                    (Canada) (STP)                                                                        4,149,200
          1,880,000 Netia Holdings B.V. 144A company guaranty stepped-
                    coupon zero % (11 1/4s, 11/1/01), 2007 (Poland) (STP)                                 1,297,200
          2,955,000 Netia Holdings B.V. 144A company guaranty 10 1/4s,
                    2007 (Poland)                                                                         2,467,425
            650,000 Nextlink Communications, Inc. 144A sr. disc. notes
                    stepped-coupon zero % (12 1/8s, 12/1/04), 2009 (STP)                                    351,000
          2,760,000 Nextlink Communications, Inc. 144A sr. notes 10 1/2s, 2009                            2,601,300
          4,430,000 Tele1 Europe BV 144A notes 13s, 2009                                                  4,297,100
          5,110,000 Telecorp PCS, Inc. company guaranty stepped-coupon
                    zero % (11 5/8s, 4/15/04), 2009 (STP)                                                 3,347,050
          5,870,000 Transtel S.A. pass-through certificates 12 1/2s, 2007                                 2,054,500
          2,380,000 Tritel PCS, Inc. company guaranty stepped-coupon
                    zero % (12 3/4s, 5/15/04), 2009 (STP)                                                 1,582,700
         11,230,000 US Unwired, Inc. company guaranty Ser. B, stepped-coupon
                    zero % (13 3/8s, 11/1/04), 2009 (STP)                                                 6,148,425
          4,315,000 Versatel Telecom B.V. sr. notes 13 1/4s, 2008 (Netherlands)                           4,185,550
          1,950,000 Versatel Telecom B.V. sr. notes 13 1/4s, 2008 (Netherlands)                           1,891,500
          7,300,000 Voicestream Wire Corp. 144A notes 10 3/8s, 2009                                       7,482,500
          3,886,000 WinStar Communications, Inc. sr. disc. notes zero %
                    (14 3/4s, 4/15/05), 2010 (STP)                                                        1,690,410
                                                                                                   ----------------
                                                                                                        117,734,460

Textiles (0.8%)
-------------------------------------------------------------------------------------------------------------------
          2,260,000 Galey & Lord, Inc. company guaranty 9 1/8s, 2008                                      1,107,400
          2,825,000 GFSI, Inc. sr. disc. notes Ser. B, stepped-coupon zero %
                    (11 3/8s, 9/15/04), 2009 (STP)                                                          649,750
          8,990,000 Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                         8,990,000
            775,000 Kasper A.S.L., Ltd. sr. notes 12 3/4s, 2004                                             403,000
            880,000 Westpoint Stevens, Inc. sr. notes 7 7/8s, 2008                                          699,600
          2,220,000 Westpoint Stevens, Inc. sr. notes 7 7/8s, 2005                                        1,864,800
          3,645,000 William Carter Holdings Co. sr. sub. notes Ser. A, 12s, 2008                          3,280,500
                                                                                                   ----------------
                                                                                                         16,995,050

Tobacco (0.2%)
-------------------------------------------------------------------------------------------------------------------
          3,445,000 North Atlantic Trading Co. company guaranty Ser. B,
                    11s, 2004                                                                             3,066,050

Transportation Services (0.2%)
-------------------------------------------------------------------------------------------------------------------
            205,000 Transportacion Maritima Mexicana S.A. de C.V. sr. notes
                    10s, 2006 (Mexico)                                                                      153,750
          1,630,000 Transportacion Maritima Mexicana S.A. de C.V. notes
                    9 1/4s, 2003 (Mexico)                                                                 1,320,300
          3,000,000 Transportation Technologies Industries, Inc. bank term
                    loan FRN 10.34s, 2007                                                                 2,977,500
                                                                                                   ----------------
                                                                                                          4,451,550

Trucks & Parts (0.1%)
-------------------------------------------------------------------------------------------------------------------
          3,580,000 Transportation Manufacturing Operations, Inc. company
                    guaranty 11 1/4s, 2009                                                                3,043,000

Utilities (0.2%)
-------------------------------------------------------------------------------------------------------------------
         10,925,000 Cathay International, Ltd. 144A sr. notes 13s, 2008 (China)                           4,916,250

Waste Management (1.4%)
-------------------------------------------------------------------------------------------------------------------
         17,960,000 Allied Waste Industries, Inc. company guaranty Ser. B,
                    10s, 2009                                                                            14,188,400
          3,266,818 Allied Waste Industries, Inc. bank term loan Ser. B.,
                    FRN 8.937s, 2006                                                                      2,964,866
          3,703,181 Allied Waste Industries, Inc. bank term loan Ser. C.,
                    FRN 9.187s, 2007                                                                      3,359,193
          2,780,000 Allied Waste Industries, Inc. company guaranty Ser. B,
                    7 7/8s, 2009                                                                          2,335,200
          2,000,000 Allied Waste North America company guaranty
                    7 3/8s, 2004                                                                          1,760,000
          4,690,000 Waste Management, Inc. sr. notes 7 1/8s, 2007                                         4,101,019
            275,000 Waste Management, Inc. company guaranty 6 7/8s, 2009                                    231,476
                                                                                                   ----------------
                                                                                                         28,940,154

Water Utilities (0.1%)
-------------------------------------------------------------------------------------------------------------------
          2,790,000 Azurix Corp. 144A notes 10 3/8s, 2007                                                 2,483,100
                                                                                                   ----------------
                    Total Corporate Bonds and Notes (cost $2,084,120,358)                          $  1,662,771,197

PREFERRED STOCKS (8.6%) (a)
NUMBER OF SHARES                                                                                              VALUE

Banking (0.7%)
-------------------------------------------------------------------------------------------------------------------
            251,025 California Federal Bancorp, Inc. Ser. A, $2.281 Preferred (pfd.)               $      5,836,331
            137,205 Chevy Chase Capital Corp. Ser. A, $5.188 pfd. (PIK)                                   6,448,635
             18,300 Chevy Chase Savings Bank $3.25 pfd.                                                     468,938
              3,050 First Republic 144A 10.50% pfd.                                                       2,729,750
                                                                                                   ----------------
                                                                                                         15,483,654

Broadcasting (1.5%)
-------------------------------------------------------------------------------------------------------------------
              3,149 Benedek Communications 11.50% pfd. (PIK)                                              2,440,475
            232,990 Diva Systems Corp. Ser. C, $6.00 pfd.                                                 1,397,940
            538,000 Diva Systems Corp. Ser. D, $6.00 pfd.                                                 3,228,000
             25,623 Citadel Broadcasting Inc. 144A $13.25 cum. pfd. (PIK)                                 2,741,661
              8,101 Granite Broadcasting 144A 12.75% pfd. (PIK)                                           7,047,870
              1,439 Paxson Communications Corp. $13.25 cum. pfd. (PIK)                                   13,886,350
                                                                                                   ----------------
                                                                                                         30,742,296

Building and Construction (0.2%)
-------------------------------------------------------------------------------------------------------------------
            150,300 Brand Scaffold Services, Inc. 144A $3.625 pfd.                                        4,133,250

Cable Television (0.8%)
-------------------------------------------------------------------------------------------------------------------
            162,454 CSC Holdings, Inc. Ser. M, $11.125 cum. pfd. (PIK)                                   16,895,216

Cellular Communications (0.8%)
-------------------------------------------------------------------------------------------------------------------
             16,974 Dobson Communications Corp. 144A 12.25% pfd. (PIK)                                   16,295,040

Chemicals (0.1%)
-------------------------------------------------------------------------------------------------------------------
            125,000 Avecia Group Plc $4.00 pfd. (PIK)                                                     3,187,500

Electric Utilities (0.1%)
-------------------------------------------------------------------------------------------------------------------
             76,830 Public Service Co. of New Hampshire $2.65 1st mtge. pfd.                              1,920,750

Food (0.5%)
-------------------------------------------------------------------------------------------------------------------
            245,060 Doane Products Co. $7.125 pfd.                                                       11,027,700

Insurance and Finance (0.2%)
-------------------------------------------------------------------------------------------------------------------
            130,000 CGA Group, Ltd. 144A Ser. A, $13.75 pfd. (PIK)                                        3,510,000

Medical Services (0.3%)
-------------------------------------------------------------------------------------------------------------------
              7,150 Fresenius Medical Capital Trust I Ser. D, 9.00% company
                    guaranty, pfd. (Germany)                                                              6,595,875

Oil and Gas (0.3%)
-------------------------------------------------------------------------------------------------------------------
              5,357 R&B Falcon Corp. 13.875% pfd.                                                         5,946,270

Restaurants (0.1%)
-------------------------------------------------------------------------------------------------------------------
            143,559 AmeriKing, Inc. $3.25 pfd. (PIK)                                                      1,148,472

Technology Services (0.3%)
-------------------------------------------------------------------------------------------------------------------
              6,453 Concentric Network Corp. Ser. B, 13.50% pfd. (PIK)                                    6,103,731

Telecommunications (2.1%)
-------------------------------------------------------------------------------------------------------------------
             14,777 Intermedia Communication Ser. B, 13.50% pfd. (PIK)                                   13,742,610
              2,761 Nextel Communications, Inc. Ser. E, $11.125 pfd. (PIK)                                2,512,510
              3,402 Pegasus Communications Corp. Ser. A, $12.75 cum. pfd.                                 3,606,120
              4,400 Rural Cellular Corp. 12.25% pfd. (PIK)                                                4,373,600
             14,400 WinStar Communications, Inc. 144A 14.25% cum. pfd. (PIK)                             20,304,000
                                                                                                   ----------------
                                                                                                         44,538,840

Telephone (0.6%)
-------------------------------------------------------------------------------------------------------------------
             10,196 ICG Holdings, Inc. 14.25% pfd. (Canada)                                               7,952,880
              5,036 ICG Holdings, Inc., 144A 14.00% pfd. (Canada) (PIK)                                   3,676,280
                                                                                                   ----------------
                                                                                                         11,629,160
                                                                                                   ----------------
                    Total Preferred Stocks (cost $185,905,351)                                     $    179,157,754

UNITS (2.2%) (a)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
              7,215 App China Group 144A units 14s, 2010                                           $      4,256,850
             19,680 Australis Media, Ltd. units stepped-coupon zero %
                    (15 3/4s, 5/15/00), 2003 (In default) (Australia) (STP) (NON)                             1,968
              3,320 Colo.com 144A units 13 7/8s, 2010                                                     3,320,000
              5,620 Earthwatch 144A unit zero %, 2007 (STP)                                               3,484,400
              7,950 Equinix, Inc. 144A units 13s, 2007                                                    8,188,500
                260 Huntsman Packaging Corp. units 13s, 2010                                                255,775
              8,610 Jostens, Inc. units 12 3/4s, 2010                                                     8,394,750
              3,270 Leap Wireless 144A units 12 1/2s, 2010                                                3,106,500
              6,505 Maxcom Telecom 144A units 13 3/4s, 2007                                               5,594,300
              6,770 Ubiquitel Operating Co. units company guaranty
                    stepped-coupon zero % (14s, 4/15/05), 2010 (STP)                                      3,655,800
              7,555 XCL, Ltd. units sr. sec. notes 13 1/2s, 2004 (In default) (NON)                         755,500
             44,189 XCL, Ltd. 144A units cv. cum. pfd. zero % (In default) (NON) (PIK)                       22,095
              5,050 XM Satellite Radio, Inc, 144A units 14s, 2010                                         4,343,000
                                                                                                   ----------------
                    Total Units (cost $81,618,100)                                                 $     45,379,438

COLLATERALIZED MORTGAGE OBLIGATIONS (1.3%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
         $1,200,000 Amresco Commercial Mortgage Funding I Ser. 97-C1,
                    Class G, 7s, 2029                                                              $        946,688
         39,265,233 Commercial Mortgage Asset Trust Ser. 99-C1, Class X,
                    Interest Only (IO), 0.913s, 2020                                                      2,421,867
          5,375,000 Criimi Mae Commercial Mortgage Trust Ser. 98-C1,
                    Class C, 7s, 2012                                                                     3,843,125
          2,325,000 CS First Boston Mortgage Securities Corp. Ser. 99-C1,
                    Class F, 8.18s, 2009                                                                  2,164,430
                    Fannie Mae
              1,935 Ser. 92-184, Class J, IO, 11.46s, 2022                                                   78,473
              1,162 Ser. 92-181, Class PJ, IO, 10.075s, 2022                                                 40,957
            180,561 Ser. 241, Class 2, IO, 8 1/2s, 2023                                                      53,604
          1,460,503 Ser. 150, Class 2, IO, 8 1/2s, 2022                                                     433,587
            575,583 Ser. 158, Class 2, IO, 8 1/2s, 2022                                                     170,876
            807,633 Ser. 181, Class 2, IO, 8 1/2s, 2022                                                     239,766
            504,852 Ser. 203, IO, Class 2, 8s, 2023                                                         163,604
          1,285,357 Ser. G93-9, Class IO, 8s, 2023                                                          387,625
            340,000 Ser. 00-4, Class SX, 7.757s, 2023                                                       309,400
                    Fannie Mae
          3,023,516 Ser. 218, Class 2, IO, 7.5s, 2023                                                       972,722
          6,361,902 Ser. 221, Class 2,IO, 7.5s, 2023                                                      2,039,785
            824,397 Ser. 215, Class 2, IO, 7s, 2023                                                         258,010
            712,000 Ser. 97-23, Class SJ, IO, 5.198s, 2023                                                  154,193
                    Freddie Mac
          1,810,000 Ser. 2033, Class SL, IO, 8.147s, 2021                                                   537,344
            826,000 Ser. 2032, Class SK, IO, 7.605s, 2024                                                   382,025
          1,893,600 Ser. 2183, Class SG, 4.155s, 2014                                                     1,342,089
          4,100,000 General Growth Properties-Ala Moana Ser. 99-C1,
                    Class F, 9.385s, 2004                                                                 4,105,605
                    Government National Mortgage Association
          2,246,770 Ser. 00-10, Class SB, 9.05s, 2030                                                     1,953,285
          2,307,374 Ser. 00-16, Class SA, 9.05s, 2026                                                     1,875,463
          2,800,000 GS Mortgage Securities Corp. Ser. 99-FL2A, Class G,
                    8.195s, 2013                                                                          2,660,000
          6,044,888 Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2, Class IO,
                    1.746s, 2028                                                                            388,195
                                                                                                   ----------------
                    Total Collateralized Mortgage Obligations
                    (cost $27,904,020)                                                             $     27,922,718

CONVERTIBLE BONDS AND NOTES (1.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
        $13,680,000 Cybernet Internet Service 144A cv. sr. disc. notes
                    stepped-coupon zero % (13s, 8/15/04), 2009 (STP)                               $      6,566,400
         12,060,000 Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                                        6,572,700
          3,880,000 Parker Drilling Co. cv. sub. notes 5 1/2s, 2004                                       2,963,350
          1,720,000 Redback Networks, Inc. 144A cv. sub. notes 5s, 2007                                   1,257,750
          3,870,000 Total Renal Care Holdings, Inc. 144A cv. notes 7s, 2009                               2,384,888
          6,250,000 Waste Management, Inc. cv. sub. notes 4s, 2002                                        5,609,375
                                                                                                   ----------------
                    Total Convertible Bonds and Notes  (cost $30,158,802)                          $     25,354,463

CONVERTIBLE PREFERRED STOCKS (1.2%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
             15,200 Global Crossing 7.00% cv. cum. pfd.                                            $      2,633,400
              9,900 Global Crossing 6.75% cv. cum. pfd.                                                   2,128,500
             12,800 Global Crossing 144A 7.00% cv. cum. pfd.                                              2,230,783
            102,295 Global Telesystems, Inc. 144A $3.625 cv. cum. pfd.                                    2,186,556
              6,490 Interact Electronic 14.00% cv. cum. pfd.                                                  6,490
             40,800 LTV Corp. (The) 144A $4.125 cv. cum. pfd.                                             1,718,700
                474 Paxson Communications Corp. 144A 9.75% cv. pfd. (PIK)                                 4,266,000
             46,125 Penisula Gaming Partners 144A 7.14% cv. pfd.                                            276,750
            159,400 PsiNet, Inc. 144A $3.50 cv. cum. pfd.                                                 5,419,600
             47,050 RSL Communications, Ltd. 144A $3.75cv. pfd. (Bermuda)                                 1,658,513
             10,780 Verio, Inc. 144A $3.375 cv. pfd.                                                        646,800
             13,900 Verio, Inc. Ser. A, $3.375 cv. cum. pfd.                                                834,000
                573 World Access, Inc. 144A Ser. D, zero %, cv. pfd.                                        573,000
              8,740 XCL, Ltd 144A Ser. A, 9.50% cv. cum. pfd.                                                 4,370
                                                                                                   ----------------
                    Total Convertible Preferred Stocks (cost $31,923,069)                          $     24,583,462

WARRANTS (1.2%) (a) (NON)                                                                 EXPIRATION
NUMBER OF WARRANTS                                                                        DATE                VALUE
-------------------------------------------------------------------------------------------------------------------
                256 Anker Coal Group, Inc. 144A                                           10/28/09 $              1
              7,660 Bestel S.A. (Mexico)                                                  5/15/05           919,200
              4,500 Birch Telecommunications, Inc. 144A (PIK)                             6/15/08           247,500
              7,330 CD Radio, Inc. 144A                                                   5/15/09           733,000
             35,457 Cellnet Data Systems, Inc.                                            10/1/07                 4
            130,000 CGA Group, Ltd. 144A                                                  2/11/07             1,300
             46,200 ClearNet Communications, Inc. 144A                                    9/15/05           623,700
             13,030 Club Regina, Inc. 144A                                                12/1/04               130
              4,780 Cybernet Internet 144A                                                7/1/09            286,800
              5,100 Destia Communications 144A                                            7/15/07           433,500
              5,390 Diva Systems Corp.                                                    5/15/06         3,234,000
             29,246 Diva Systems Corp.                                                    3/1/08            409,444
             10,370 E. Spire Communications, Inc.                                         11/1/05           238,510
              4,300 Epic Resorts                                                          6/15/05                43
              7,320 Firstworld Communication                                              4/15/08           512,400
              6,250 Globalstar Telecommunications                                         2/15/04            31,250
            122,350 ICG Communications                                                    10/15/05        1,957,600
              7,160 Insilco Holding Co.                                                   8/15/08            25,060
              6,490 Interact Systems, Inc.                                                8/1/03                 65
              6,490 Interact Systems, Inc. 144A                                           12/15/09               65
              3,670 International Wireless Communications
                    Holdings 144A                                                         8/15/01                 4
            120,127 Intira Corp. Class A                                                  2/1/10                 12
             41,281 Intira Corp. Class B                                                  2/1/10                  4
              8,904 Isle of Capri Casinos                                                 5/3/01                178
             30,260 KMC Telecom Holdings, Inc.                                            4/15/08            90,780
             29,100 Knology Holdings                                                      10/22/07          218,250
              8,310 McCaw International, Ltd.                                             4/15/07            33,240
              7,800 Mediq, Inc. 144A                                                      6/1/09                 78
              3,025 Metronet Communications 144A                                          8/15/07           453,750
                940 Motient Corp. 144A                                                    4/1/08             23,500
             77,500 Network Plus Corp.                                                    12/31/00        3,797,500
              7,003 Network Plus Corp.                                                    2/19/09         3,151,350
              4,385 Onepoint Communications, Inc.                                         6/1/08             87,700
              8,890 Orion Network Systems                                                 1/15/07            97,790
             33,580 Pagemart, Inc. 144A                                                   12/31/03          369,380
              7,485 Pathnet, Inc. 144A                                                    4/15/08            74,850
             12,800 Paxson Communications Corp. 144A                                      6/30/03            38,400
             11,486 Powertel, Inc.                                                        2/1/06            631,730
              4,660 R&B Falcon Corp. 144A                                                 5/1/09          2,283,400
              7,760 Startec Global Communications Corp.                                   5/15/08           139,680
              2,365 Sterling Chemicals Holdings                                           8/15/08            28,380
              4,950 Telehub Communications Corp.                                          7/31/05             2,475
             23,545 UIH Australia/Pacific, Inc. 144A                                      5/15/06           706,350
             79,200 USN Communications, Inc.                                              8/15/04               791
              6,510 Versatel Telecom International                                        5/15/08         1,822,800
              4,870 WAM!NET, Inc.                                                         3/1/05             53,570
              3,000 Wireless One, Inc.                                                    10/19/00                3
                668 Wright Medical Technology, Inc. 144A                                  6/30/03                 7
            125,000 ZSC Specialty Chemicals Plc 144A                                      6/30/11           203,125
            125,000 ZSC Specialty Chemicals Plc 144A                                      6/30/11            78,125
                                                                                                   ----------------
                    Total Warrants (cost $17,700,940)                                              $     24,040,774

COMMON STOCKS (0.9%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
            270,890 360Networks, Inc. 144A (acquired 5/11/00
                    cost $3,033,968) (Canada) (NON) (RES)                                          $      3,033,968
                  1 Advanced Radio Telecom Corp. (NON)                                                           10
              3,685 AmeriKing, Inc. (NON)                                                                    36,850
          1,036,363 Capstar Broadcasting Partners (NON)                                                   4,145,452
             37,500 Contour Energy Co. (NON)                                                                 65,625
             17,096 MGC Communications, Inc.                                                                700,936
              2,655 Mothers Work, Inc. (NON)                                                                 26,882
              7,830 Paging Do Brazil Holdings Co., LLC 144A Class B, (Brazil) (NON)                              78
              1,730 Premium Holdings (L.P.) 144A (NON)                                                       17,297
            707,186 PSF Holdings LLC Class A (NON)(AFF)                                                   7,071,860
              3,745 RCN Corp. (NON)                                                                          86,369
                816 RCN Corp. 144A (NON)                                                                          8
            121,400 Spanish Broadcasting Systems (NON)                                                    1,657,110
             85,200 Specialty Foods Acquisition Corp. (NON)                                                     852
             78,024 Tele1 Europe Holding AB ADR (Sweden) (NON)                                              897,276
             33,385 Viatel, Inc. (NON)                                                                      832,538
              5,800 VoiceStream Wireless Corp. (NON)                                                        664,100
                                                                                                   ----------------
                    Total Common Stocks  (cost $32,410,909)                                        $     19,237,211

SHORT-TERM INVESTMENTS (0.5%) (a) (cost $9,970,000)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $    9,970,000 Interest in $616,280,000 joint repurchase agreement dated May 31, 2000 with S.B.C. Warburg, Inc.
                    due June 1, 2000 with respect to various U.S. Treasury
                    obligations -- maturity value of $9,971,761 for an
                    effective yield of 6.36%                                                       $      9,970,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $2,501,711,549) (b)                                    $  2,018,417,017
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $2,085,503,853.

  (b) The aggregate identified cost on a tax basis is $2,503,076,990, resulting in gross unrealized appreciation and depreciation of $39,340,359 and $524,000,332, respectively, or net unrealized depreciation of $484,659,973.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 2000 was $3,033,968 or 0.1% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(AFF) Affiliated Companies (Note 5).

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on Floating Rate Notes (FRN) are the current interest rates shown at May 31, 2000, which are subject to change based on the terms of the security.

------------------------------------------------------------------------------
Swap Contracts Outstanding at May 31, 2000 (Unaudited)

                                     Notional      Termination     Unrealized
                                      Amount          Date        Appreciation
------------------------------------------------------------------------------
Agreement with Merrill Lynch
Capital Services dated May 5,
2000 to receive semi-annually
the notional amount multiplied
by 11.3025% and pay quarterly
the notional amount multiplied
by three months LIBOR adjusted
by a specified spread              $1,000,000        Apr-05         $6,500
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
May 31, 2000 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $2,501,711,549) (Note 1)                                    $2,018,417,017
-------------------------------------------------------------------------------------------
Cash                                                                             16,203,367
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                        46,819,401
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            2,920,994
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   24,011,827
-------------------------------------------------------------------------------------------
Receivable for open swap contract (Note 1)                                            6,500
-------------------------------------------------------------------------------------------
Total assets                                                                  2,108,379,106

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 12,790,305
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        5,302,758
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      3,249,643
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          119,730
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        98,875
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          3,070
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            1,186,352
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              124,520
-------------------------------------------------------------------------------------------
Total liabilities                                                                22,875,253
-------------------------------------------------------------------------------------------
Net assets                                                                   $2,085,503,853

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $3,063,885,275
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                        (9,869,385)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                          (485,458,437)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                                   (483,053,600)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $2,085,503,853

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($778,258,335 divided by 107,030,618 shares)                                          $7.27
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $7.27)*                                $7.63
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($633,461,681 divided by 87,539,978 shares)**                                         $7.24
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($663,846,080 divided by 91,426,988 shares)                                           $7.26
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $7.26.)*                               $7.50
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($9,937,757 divided by 1,364,437 shares)                                              $7.28
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended May 31, 2000 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Interest                                                                      $ 124,087,874
-------------------------------------------------------------------------------------------
Dividends                                                                         9,212,453
-------------------------------------------------------------------------------------------
Total investment income                                                         133,300,327

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  6,780,102
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,041,933
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    30,630
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      9,494
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             1,104,387
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             3,598,962
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                             1,888,232
-------------------------------------------------------------------------------------------
Reports to shareholders                                                             142,625
-------------------------------------------------------------------------------------------
Auditing                                                                             17,440
-------------------------------------------------------------------------------------------
Legal                                                                                54,222
-------------------------------------------------------------------------------------------
Postage                                                                              78,117
-------------------------------------------------------------------------------------------
Other                                                                               178,593
-------------------------------------------------------------------------------------------
Total expenses                                                                   14,924,737
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (193,093)
-------------------------------------------------------------------------------------------
Net expenses                                                                     14,731,644
-------------------------------------------------------------------------------------------
Net investment income                                                           118,568,683
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                               (133,288,172)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the period                                                 22,651
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
swap contracts during the period                                                  7,933,081
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (125,332,440)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                         $   (6,763,757)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                           May 31      November 30
                                                                            2000*             1999
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                              $  118,568,683   $  285,483,257
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                     (133,288,172)    (291,498,926)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                            7,955,732       85,115,758
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                        (6,763,757)      79,100,089
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (46,996,740)    (109,490,952)
--------------------------------------------------------------------------------------------------
   Class B                                                            (35,985,848)     (85,471,441)
--------------------------------------------------------------------------------------------------
   Class M                                                            (39,712,362)     (89,588,544)
--------------------------------------------------------------------------------------------------
   Class Y                                                               (515,203)        (932,320)
--------------------------------------------------------------------------------------------------
  In excess of net investment income
   Class A                                                                     --       (4,295,817)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --       (3,353,426)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --       (3,514,957)
--------------------------------------------------------------------------------------------------
   Class Y                                                                     --          (36,579)
--------------------------------------------------------------------------------------------------
  Return of capital
   Class A                                                                     --       (3,905,040)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --       (3,048,373)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --       (3,195,212)
--------------------------------------------------------------------------------------------------
   Class Y                                                                     --          (33,252)
--------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                    (366,999,595)    (453,139,656)
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (496,973,505)    (680,905,480)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                 2,582,477,358    3,263,382,838
--------------------------------------------------------------------------------------------------
End of period (including distributions in excess
of net investment income of $9,869,385 and
$5,227,915, respectively)                                          $2,085,503,853   $2,582,477,358
--------------------------------------------------------------------------------------------------

 * Unaudited

   The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------
                                     Six months
                                        ended
Per-share                              May 31
operating performance                (Unaudited)                     Year ended November 30
-------------------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996         1995
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $7.72        $8.35        $9.96        $9.65        $9.52        $9.07
-------------------------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------------------------
Net investment income                    .40(c)       .80(c)       .95(c)       .90          .89         1.00
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.44)        (.57)       (1.61)         .32          .14          .45
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.04)         .23         (.66)        1.22         1.03         1.45
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                       (.41)        (.80)        (.94)        (.89)        (.90)       (1.00)
-------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --         (.03)        (.01)        (.02)          --(d)        --
-------------------------------------------------------------------------------------------------------------
Return of capital                         --         (.03)          --           --           --           --
-------------------------------------------------------------------------------------------------------------
Total distributions                     (.41)        (.86)        (.95)        (.91)        (.90)       (1.00)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.27        $7.72        $8.35        $9.96        $9.65        $9.52
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (0.64)*       2.89        (7.39)       13.30        11.38        16.81
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $778,258     $956,094   $1,261,785   $1,436,699   $1,071,702     $870,810
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .48*         .95          .92          .97         1.09         1.12
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.17*        9.99         9.81         9.17         9.24        10.35
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 33.56*       49.29        89.53        67.62        74.47        89.96
-------------------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements (Note 2).

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  (d) Distributions in excess of net investment income were less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
-------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                              May 31
operating performance               (Unaudited)                      Year ended November 30
-------------------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996         1995
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $7.68        $8.32        $9.92        $9.61        $9.49        $9.05
-------------------------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------------------------
Net investment income                    .37(c)       .74(c)       .87(c)       .83          .82          .92
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.43)        (.58)       (1.59)         .32          .13          .45
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.06)         .16         (.72)        1.15          .95         1.37
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                       (.38)        (.74)        (.87)        (.82)        (.83)        (.93)
-------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --         (.03)        (.01)        (.02)          --(d)        --
-------------------------------------------------------------------------------------------------------------
Return of capital                         --         (.03)          --           --           --           --
-------------------------------------------------------------------------------------------------------------
Total distributions                     (.38)        (.80)        (.88)        (.84)        (.83)        (.93)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.24        $7.68        $8.32        $9.92        $9.61        $9.49
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (0.88)*       1.98        (7.99)       12.52        10.52        15.94
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $633,462     $791,036   $1,052,251   $1,143,329     $623,097     $287,877
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .85*        1.70         1.67         1.72         1.84         1.85
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.80*        9.24         9.06         8.41         8.50         9.61
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 33.56*       49.29        89.53        67.62        74.47        89.96
-------------------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements (Note 2).

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  (d) Distributions in excess of net investment income were less than $0.01 per share.





FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended                                                        For the year
Per-share                              May 31                                                       Dec. 1, 1994+
operating performance               (Unaudited)                Year ended November 30                to Nov. 30
-----------------------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996         1995
-----------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $7.71        $8.34        $9.95        $9.64        $9.51        $9.05
---------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------
Net investment income                    .39(c)       .79(c)       .92(c)       .87          .87          .99
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.44)        (.57)       (1.61)         .33          .14          .45
---------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.05)         .22         (.69)        1.20         1.01         1.44
---------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------
From net
investment income                       (.40)        (.79)        (.91)        (.87)        (.88)        (.98)
---------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --         (.03)        (.01)        (.02)          --(d)        --
---------------------------------------------------------------------------------------------------------------
Return of capital                         --         (.03)          --           --           --           --
---------------------------------------------------------------------------------------------------------------
Total distributions                     (.40)        (.85)        (.92)        (.89)        (.88)        (.98)
---------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.26        $7.71        $8.34        $9.95        $9.64        $9.51
---------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (0.75)*       2.66        (7.64)       13.05        11.15        16.72
---------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $663,846     $826,257     $949,346   $2,071,302     $464,506      $20,077
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .60*        1.20         1.17         1.22         1.36         1.35
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.06*        9.72         9.56         8.93         8.86        10.06
---------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 33.56*       49.29        89.53        67.62        74.47        89.96
---------------------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements (Note 2).

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  (d) Distributions in excess of net investment income were less than $0.01 per share.



FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS Y
-----------------------------------------------------------------
                                    Six months     For the
                                       ended      period Dec.
Per-share                             May 31      31, 1998+
operating performance               (Unaudited)   to Nov. 30
-----------------------------------------------------------------
                                        2000         1999
-----------------------------------------------------------------
Net asset value,
beginning of period                    $7.72        $8.19
-----------------------------------------------------------------
Investment operations
-----------------------------------------------------------------
Net investment income (c)                .41          .74
-----------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.43)        (.41)
-----------------------------------------------------------------
Total from
investment operations                   (.02)         .33
-----------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------
From net
investment income                       (.42)        (.74)
-----------------------------------------------------------------
In excess of net
investment income                         --         (.03)
-----------------------------------------------------------------
Return of capital                         --         (.03)
-----------------------------------------------------------------
Total distributions                     (.42)        (.80)
-----------------------------------------------------------------
Net asset value,
end of period                          $7.28        $7.72
-----------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------
Total return at
net asset value  (%)(a)                (0.39)*       4.15*
-----------------------------------------------------------------
Net assets, end of period
(in thousands)                        $9,938       $9,090
-----------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .35*         .64*
-----------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.31*        9.54*
-----------------------------------------------------------------
Portfolio turnover (%)                 33.56*       49.29
-----------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements (Note 2).

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  (d) Distributions in excess of net investment income were less than $0.01 per share.


NOTES TO FINANCIAL STATEMENTS
May 31, 2000 (Unaudited)

Note 1
Significant accounting policies

Putnam High Yield Advantage Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income primarily through a diversified portfolio of high-yielding, lower-rated corporate bonds. Capital growth is a secondary objective when consistent with the objective of high current income.

The fund offers class A, class B, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis. Any premium resulting from the purchase of stepped-coupon securities is amortized on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Interest rate swap contracts The fund may engage in interest rate swap agreements, which are agreements between two parties to exchange cash flows based on a notional amount. The fund may enter into interest rate swap agreements, to change the funds exposure to interest rates. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Net payments are included as part of interest income. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or that the counterparty may default on its obligation to perform.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended May 31, 2000, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 1999, the fund had a capital loss carryover of approximately $350,805,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
   $16,967,000    October 31, 2002
    34,077,000    October 31, 2003
   299,761,000    October 31, 2007

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fees, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended May 31, 2000, fund expenses were reduced by $193,093 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $2,726 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.25%, 1.00% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the six months ended May 31, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $23,376 and $655 from the sale of class A and class M shares, respectively and $1,154,869 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended May 31, 2000, Putnam Retail Management, Inc., acting as underwriter received $14,123 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended May 31, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $779,260,350 and $1,188,654,746, respectively. There were no purchases and sales of U.S. government obligations.

NOTE 4

Capital shares

At May 31, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                             Six months ended May 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 11,675,405       $  91,019,149
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                                    3,534,372          26,933,194
---------------------------------------------------------------------------
                                            15,209,777         117,952,343

Shares
repurchased                                (32,044,183)       (247,457,398)
---------------------------------------------------------------------------
Net decrease                               (16,834,406)      $(129,505,055)
---------------------------------------------------------------------------

                                              Year ended November 30, 1999
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 25,735,965       $ 208,715,865
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                                    7,859,940          63,288,271
---------------------------------------------------------------------------
                                            33,595,905         272,004,136

Shares
repurchased                                (60,798,260)       (493,378,553)
---------------------------------------------------------------------------
Net decrease                               (27,202,355)      $(221,374,417)
---------------------------------------------------------------------------

                                             Six months ended May 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,408,496       $  18,402,857
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                                    2,253,240          17,107,264
---------------------------------------------------------------------------
                                             4,661,736          35,510,121

Shares
repurchased                                (20,083,059)       (153,557,516)
---------------------------------------------------------------------------
Net decrease                               (15,421,323)      $(118,047,395)
---------------------------------------------------------------------------

                                              Year ended November 30, 1999
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 10,457,839       $  83,919,735
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                                    5,429,714          43,548,224
---------------------------------------------------------------------------
                                            15,887,553         127,467,959

Shares
repurchased                                (39,472,505)       (317,424,032)
---------------------------------------------------------------------------
Net decrease                               (23,584,952)      $(189,956,073)
---------------------------------------------------------------------------

                                             Six months ended May 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,558,284       $  27,087,543
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                                      194,193           1,480,668
---------------------------------------------------------------------------
                                             3,752,477          28,568,211

Shares
repurchased                                (19,498,908)       (149,451,980)
---------------------------------------------------------------------------
Net decrease                               (15,746,431)      $(120,883,769)
---------------------------------------------------------------------------

                                              Year ended November 30, 1999
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 31,038,892        $251,622,244
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                                      478,146           3,844,452
---------------------------------------------------------------------------
                                            31,517,038         255,466,696
Shares
repurchased                                (38,117,136)       (306,995,757)
---------------------------------------------------------------------------
Net decrease                                (6,600,098)       $(51,529,061)
---------------------------------------------------------------------------

                                             Six months ended May 31, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    325,286          $2,510,206
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                                       66,548             515,203
---------------------------------------------------------------------------
                                               391,834           3,025,409

Shares
repurchased                                   (205,001)         (1,588,785)
---------------------------------------------------------------------------
Net increase                                   186,833          $1,436,624
---------------------------------------------------------------------------

                                                    From December 31, 1998
                                           (commencement of operations) to
                                                         November 30, 1999
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,523,699         $12,480,571
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                                      122,701           1,002,151
---------------------------------------------------------------------------
                                             1,646,400          13,482,722

Shares
repurchased                                   (468,796)         (3,762,827)
---------------------------------------------------------------------------
Net increase                                 1,177,604         $ 9,719,895
---------------------------------------------------------------------------

Note 5
Transactions with Affiliated Issuers

Transactions during the year with companies in which the fund owned at least 5% of the voting securities were as follows:

                          Purchase      Sales     Dividend     Market
Affiliates                  cost        cost       Income      Value
-----------------------------------------------------------------------
PSF Holdings LLC Class A    $--         $--         $--      $7,071,860


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Capital Opportunities Fund

Europe Growth Fund

Global Equity Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Century Growth Fund

New Opportunities Fund

OTC & Emerging Growth Fund

Research Fund

Tax Smart Equity Fund

Vista Fund

Voyager Fund

Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Retirement Fund

Classic Equity Fund *

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

International Growth and Income Fund

New Value Fund

Small Cap Value Fund

Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Yield Advantage Fund [DBL. DAGGER]

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government Income Fund

Money Market Fund **

Preferred Income Fund

Strategic Income Fund

U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund **

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminv.com.


FUND INFORMATION

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Rosemary H. Thomsen
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam High Yield Advantage Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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BULK RATE
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PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminv.com


SA032-62269  060/327/702  7/00




PUTNAM INVESTMENTS                                     [SCALE LOGO OMITTED]
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Putnam High Yield Advantage Fund
Supplement to Semiannual Report dated 5/31/00

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, and M shares, which are discussed more extensively in the semiannual report.

SEMIANNUAL RESULTS AT A GLANCE
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Total return
for periods ended 5/31/00                                   NAV

6 months                                                   -0.39%
1 year                                                     -1.16
5 years                                                    27.84
Annual average                                              5.03
10 years                                                  160.74
Annual average                                             10.06
Life of fund (since class A inception, 3/25/86)           211.04
Annual average                                              8.33
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Share value:                                                NAV

11/30/99                                                   $7.72
5/31/00                                                    $7.28
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Distributions:     No.      Income       Capital gains      Total
                    6       $0.420             --           $0.420
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Please note that past performance does not indicate future results. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Performance data reflects an expense limitation previously in effect. Without the expense limitation, total returns would have been lower. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.